SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

 OF THE SECURITIES EXCHANGE ACT OF 1934

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CHINA VOIP & DIGITAL TELECOM, INC.

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CHINA VOIP & DIGITAL TELECOM, INC

ROOM 508, No. 786 XINLUO STREET

HIGH-TECH INDUSTRIAL DEVELOPMENT ZONE, JINAN, CHINA

86-531-87027114

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 19, 2008

Notice is hereby given that a Special Meeting of Shareholders of CHINA VOIP & DIGITAL TELECOM, INC a Nevada corporation (the “Company”), will be held at 2:00 PM Jinan Local Time on May 19, 2008, at Room 508, No. 786 Xinluo Street, High-Tech Industrial Development Zone, Jinan, China for the following purposes:

1.

To amend the Articles of Incorporation to increase the number of authorized shares of our common stock from 75,000,000 to 200,000,000 chares of common stock par value $0.001 per share

The Board of Directors has fixed the close of business on April 25, 2008 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

It is important that all shareholders be represented at the Special Meeting. We urge you to sign and return the enclosed Proxy as promptly as possible, whether or not you plan to attend the meeting. The Proxy should be returned in the enclosed postage prepaid envelope. If you do attend the Special Meeting, you may then withdraw your Proxy. The Proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors,

Li Kunwu,
CHIEF EXECUTIVE OFFICER

Jinan, China

April 16, 2008

TABLE OF CONTENTS

GENERAL INFORMATION

1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

3

EXECUTIVE COMPENSATION

3

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

4

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

4

PROPOSALS FOR SHAREHOLDER APPROVAL

4

FORWARD-LOOKING STATEMENTS

39

WHERE YOU CAN FIND MORE INFORMATION

39

CHINA VOIP & DIGITAL TELECOM, INC.

ROOM 508, No. 786 XINLUO STREET

HIGH-TECH INDUSTRIAL DEVELOMENT ZONE, JINAN, CHINA

86-531-87027114

PROXY STATEMENT

MAY 19, 2008

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2008

GENERAL INFORMATION

General

This Proxy Statement is furnished by the Board of Directors (the “Board of Directors”) of CHINA VOIP & DIGITAL TELECOM, Inc., a Nevada corporation (the “Company”), to the shareholders of the Company in connection with a solicitation of proxies for use at a Special Meeting of Shareholders (the “Special Meeting”) to be held at 2:00 PM Jinan Local Time on May 19, 2008 at CHINA VOIP & DIGITAL TELECOM, Inc. executive offices located at Rm 508, No. 786 Xinluo Street, High-Tech Industrial Development Zone, Jinan, China and at any and all adjournments thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about April 29, 2008.  The Company’s principal executive office is located at Rm 508, No. 786 Xinluo Street, High-Tech Industrial Development Zone, Jinan, China.

Entitlement To Vote

If you are a registered holder of shares of our common stock on the record date, you may vote those shares of our common stock in person at the Special meeting or by proxy in the manner described below under “Voting of Proxies.” If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Voting Of Proxies

You can vote the shares that you own of record on the record date by either attending the Special meeting in person or by filling out and sending in a proxy in respect of the shares that you own.  Your execution of a proxy will not affect your right to attend the Special meeting and to vote in person.

You may revoke your proxy at any time before it is voted by:

(a)  filing a written notice of revocation of proxy with our corporate secretary at any time before the taking of the vote at the Special meeting;

(b)  executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary at any time before the taking of the vote at the Special meeting; or

(c)  attending at the Special meeting, giving affirmative notice at the Special meeting that you intend to revoke your proxy and voting in person.  Please note that your attendance at the Special meeting will not, in and of   itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the Special meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy.  If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR an amendment to the Articles of Incorporation to increase the number of authorized shares of our common stock from 75,000,000 to 200,000,000 chares of common stock par value $0.001 per share.  The shares represented by each proxy will also be voted for or against such other matters as may properly come before the Special meeting in the discretion of the persons named in the proxy as proxy holders.  We are not aware of any other matters to be presented for action at the Special meeting other than those described herein.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to CHINA VOIP & DIGITAL TELECOM, Inc., RM 508, No. 786 Xinluo Street, High-Tech Industrial Development Zone, Jinan, China, Attention: Li Kunwu, Chief Executive Officer.

1

Record Date And Shares Entitled To Vote

Our Board of Directors has fixed the close of business on April 25, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Special meeting.  As of April 16, 2008 there are 53,008,000 shares of our common stock issued, outstanding, and entitled to vote at the Special meeting.  Holders of common stock are entitled to one vote at the Special meeting for each share of common stock held of record at the record date.  There are no separate voting groups or separate series of stock and no shares of preferred stock outstanding.  There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders.  The required quorum for the transaction of business at the Special meeting is a majority of our issued and outstanding shares as of the record date.

In order to be counted for purposes of determining whether a quorum exists at the Special meeting, shares must be present at the Special meeting either in person or represented by proxy.  Shares that will be counted for purposes of determining whether a quorum exists will include:

1.  shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

2.  shares represented by properly executed proxies for which no instruction has been given; and

3.  broker non-votes.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Votes Required

Proposal One – Increase in Authorized Shares: The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required for the approval of the amendment to our Articles of Incorporation to effect an increase in the authorized number of shares of our common stock.  Stockholders may vote in favor of or against any of these proposals, or they may abstain.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, and will have the same effect as a vote against these proposals.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in our proxy statement for our 2008 Special meeting of shareholders. To be eligible for inclusion in our 2008 proxy statement, any such proposals must be delivered in writing to our Corporate Secretary at RM 508, No. 786 Xinluo Street, High-Tech Industrial Development Zone, Jinan, China no later than May 9, 2008 and must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. The submission of a shareholder proposal does not guarantee that it will be included in our proxy statement. Notice of a shareholder’s proposal submitted for consideration at the Special meeting of shareholders, which is not submitted for inclusion in our proxy statement, will be considered untimely on May 10, 2008 and the persons named in the proxies solicited for the 2008 Special Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

Other Matters

It is not expected that any matters other than those referred to in this proxy statement will be brought before the Special meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Special meeting.

Communication With Board Of Directors

2

Security holders can send communications to our Board of Directors by either telefax or regular mail at our headquarters. The correspondence should be addressed to Mr. Kunwu, the chairman of our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 16, 2008 by (i) each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock, (ii) each of our directors and executive officers, and (iii) all directors and officers as a group.

For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following April 16, 2008 are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and Title of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Li Kunwu, CEO, Principal Accounting Officer (1)	6,200,000	11.69%
Wang Qinghau, Director (1)	6,200,000	11.69%
Xu Yinyi, Director (1)	2,880,000	5.43%
Jiang Yanli Director (1)	200,000	0.37%
Kan Kaili Director (1)	0	0%
Officers and Directors as a Group (1)	15,480,000 (2)	29.20% •

(1)	The listed address for the shareholder is RM 508, No. 786 Xinluo Street High-Tech Industrial

(2)	Percentage calculated based upon a total of 53,008,000 shares outstanding as of the date of this filing.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following information relates to compensation received by our officers in fiscal year ending December 31, 2007, 2006, and 2005 whose salary and compensation exceeded $100,000.  In fiscal year ending December 31, 2007, 2006, and 2005 no Officer or Director had compensation which exceeded $100,000.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options

Li Kunwu	2007	$15,000	0	0	0	0
CEO	2006	$15,000	0	0	0	0
	2005	$15,000	0	0	0	0
Wang Qinghua	2007	$14,000	0	0	0	0
CTO	2006	$14,000	0	0	0	0
	2005	$14,000	0	0	0	0

3

Option Grants. The Company has not granted any options to its Officers or Directors

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Advances and Transactions

None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) Beneficial Ownership Reporting Compliance, each person who was at any time during the fiscal year, a director, officer, beneficial owner of more than ten percent of any class of equity securities of the Company registered pursuant to section 12 (“reporting person”) is required to file Forms 3, 4, and 5 on a timely basis, during the most recent fiscal year or prior fiscal years.  Due to lack of knowledge, the relevant beneficial owners did not file on time.  They will file Form 3 and Form 5 shortly.

PROPOSALS FOR SHAREHOLDER APPROVAL

The following material sets forth the proposal. The current Board of Directors controls the voting of approximately 15,480,000 shares of Common Stock or 28.86% of the shares issued and outstanding and entitled to vote. The Directors intend to vote all of their shares in favor of the proposal.

Proposal One:

 Amendment to the Company’s Articles of Incorporation to

 Increase the Authorized Number of Shares of Common Stock

The stockholders are being asked to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 200,000,000.  On December 21, 2007, the Company's Board of Directors adopted resolutions approving and authorizing the amendment and directing that the amendment be submitted to a vote of the stockholders at the Annual Meeting.  A copy of the proposed amendment to our Articles of Incorporation affecting the increase in our authorized shares is attached hereto as Exhibit A.  The Board determined that the amendment is in the best interests of the Company and its stockholders and unanimously recommends approval by the stockholders.

If the stockholders approve the proposed amendment, the Board of Directors may proceed to file the amendment, thereby making the increase in authorized capital effective upon the filing of such amendment.  The Board of Directors may, in its discretion, abandon the amendment to increase the authorized capital.  If the Board of Directors determines that it is in the best interests of the Company and its stockholders to proceed with the increase in authorized capital, the Board of Directors will, subject to stockholder approval, file with the Secretary of State of the State of Nevada a Certificate of Amendment to the Company's Articles of Incorporation increasing the Company's authorized capital as set forth in this proposal.

The Company's Articles of Incorporation currently authorize the issuance of up to 75,000,000 shares of common stock, $.001 par value per share.  Of the 75,000,000 shares of common stock currently authorized, as of the close of business on April 16, 2008, there were 53,008,000 shares of common stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

4

Reasons for Increase

The purpose of increasing the number of authorized shares is related to the financing disclosed in our Form 8-K filed on December 26, 2007.  Specifically, on December 21, 2007, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) wit h an accredited institutional investor ( the “Investor").  The aggregate purchase price was $5,000,000 and the investment was as follows:

* $5,000,000 of 8.75% Senior Secured Convertible Notes (the “Notes”) convertible into Company common stock at the Average Market Price (the “AMP”) as of the day immediately preceding the closing date (the “Conversion Price”), defined as $.5627.  The Notes have a maturity date of 3 years from closing which can be extended by the Investor in its sole discretion for up to 2 additional years.  The Company can make interest payments in cash or registered stock at the Company’s option.  If paid in stock, the price used will be 85% of the AMP (the “Payment-in-Stock Price”).  The stock component of interest payment will be limited to 20% of the dollar value traded over the previous month.

In conjunction with this financing, the Investor received three series of warrants, titled Series A Warrant, Series B Warrant, Series C Warrant (collectively the “Warrants”).  The Warrants are exercisable at price per share of $.5627 and are subject to economic anti-dilution protection.  The Series A Warrant is exercisable for 8,885,730 shares of the Company’s common stock and expires the date eighty four (84) months after the earlier of (A) such time as all of the Registrable Securities (as defined in the Registration Rights Agreement) are available for resale pursuant to an effective Registration Statement and (B) two (2) years after December 21, 2007.  The Series B Warrant is exercisable for 6,220,011 shares of the Company’s common stock and expires on the date on which the Notes issued pursuant to the Securities Purchase Agreement are no longer issued and outstanding The Series C Warrant is exercisable for 6,353,297 shares of the Company’s common stock and expires on the date sixty (60) months after the first time the Company elects a Company Optional Redemption.

If the convertible notes and the warrants related to the disclosed financing were fully converted/exercised, we would be required to issue 43,991,507 shares of our common stock.  However, as of April 16, 2008, we are only authorized to issue 21,992,000 shares of our common stock.  As such, we must increase the number of authorized shares in order to issue the additional 21,999,507 shares of our common stock, as obligated pursuant to the Registration Rights Agreement entered into in conjunction with the Securities Purchase Agreement, Notes and the Warrants.

After filing the amendment, the board of directors is authorized to issue shares of our common stock related to the financing in addition to other shares of our common stock to such persons and for such consideration as it may determine in its discretion.  When and if such shares are issued, these additional shares of common stock would have the same rights and privileges as the presently issued and outstanding shares of common stock.

The issuance of any additional shares of common stock would also have the effect of diluting the equity interests of existing stockholders and the earnings per share of existing shares of common stock.  Such dilution may be substantial, depending upon the amount of shares issued.

The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock.

In this regard, it is also important to note our current description of securities:

Common Stock

We are authorized to issue 75,000,000 shares of common stock, $0.001 par value, of which 53,008,000 shares were issued and outstanding as of April 16, 2008.

The holders of common stock are entitled to one vote for each share held of record on all matters to be voted by stockholders. There is no cumulative voting with respect to the election of directors with the result that the holders of more than 50% of the shares of common stock and other voting shares voted for the election of directors can elect all of the directors.

The holders of shares of common stock are entitled to dividends when and as declared by the Board of Directors from funds legally available therefore, and, upon liquidation are entitled to share pro rata in any distribution to holders of common stock, subject to the right of holders of outstanding preferred stock. No dividends have ever been declared by the Board of Directors on the common stock. See “Dividend Policy.”  Holders of our common stock have no preemptive rights.  There are no conversion rights or redemption or sinking fund provisions with respect to our common stock.  All of the outstanding shares of common stock are, and all shares sold hereunder will be, when issued upon payment therefore, duly authorized, validly issued, fully paid and non-assessable.

5

Warrants

As of April 16, 2008, we have issued 21,459,038 warrants to purchase our common stock at an exercise price of $.5627.  We have not issued any additional warrants as of April 16, 2008.

Preferred Stock

We are not authorized to issue any shares of preferred stock as of April 16, 2008.

Preferred stock may be authorized and issued in the future in connection with acquisitions, financings, or other matters, as the Board of Directors deems appropriate.  In the event that we determine to authorize and issue any shares of preferred stock, a certificate of designation containing the rights, privileges and limitations of this series of preferred stock will be filed with the Secretary of State of the State of Nevada.  The effect of this preferred stock designation power is that our Board of Directors alone, subject to Federal securities laws, applicable blue sky laws, and Nevada law, may be able to authorize the issuance of preferred stock which could have the effect of delaying, deferring, or preventing a change in control without further action by our stockholders, and may adversely affect the voting and other rights of the holders of our common stock .

The Board of Directors has proposed this amendment to ensure that the Company has sufficient shares available to comply with its obligations under the Securities Purchase Agreement, Notes, Warrants and Registration Rights Agreement aforementioned and has no additional plans, proposals and/or arrangements for the issuance of the shares that will result from the proposed increase in authorized shares of common stock.

6

  MANAGEMENT’S DISCUSSION AND ANALYSIS or PLAN OF OPERATION

Safe Harbor Declaration

The comments made throughout this proxy statement should be read in conjunction with our financial statements and the notes thereto, and other financial information appearing elsewhere in this document. In addition to historical information, the following discussion and other parts of this document contain certain forward-looking information. When used in this discussion, the words, "believes," "anticipates," "expects," and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from projected results, due to a number of factors beyond the Company’s control. The Company does not undertake to publicly update or revise any of its forward-looking statements, even if experience or future changes show that the indicated results or events will not be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Readers are also urged to carefully review and consider the Company’s discussions regarding the various factors, which affect company business, included in this section and elsewhere in this report.

Plan of Operation

We were originally incorporated in Nevada on October 18, 2004 as a development stage company named “Crawford Lake Mining, Inc.” in the business of mineral exploration.  On August 17, 2006, we entered in an agreement with Jinan Yinquan Technology Co., Ltd., a Chinese registered company.  Upon the effectiveness of the Acquisition, the Company succeeded to the business of Jinan Yinquan, which will be continued as its sole line of business. Accordingly, the Company has changed its name to China VoIP & Digital Telecom Inc. and has also changed its symbol to CVDT.

During the next twelve months, we expect to take the following steps in connection with the development of our business and the implementation of our plan of operations:

●

 We intend to continue with our marketing strategies to market our NPSoft Switch System in the People's Republic of China. We currently offer our products to 17 cities within the Shandong Province, Shanghai, Beijing, 3 cities within Zhejiang Province and 1 city in Anhui Province.  Furthermore, our NP Soft Switch system is being tested in 2 other markets.

●

 Along with the continued marketing activities of our current products and services, we are also developing other telecommunication technologies in order to complement our VOIP product offering.

●

 During the next twelve months, the Company expects to roll out new technologies and also expand into new markets within the People's Republic of China.

Our aggressive expansion plan will be replied on such capital support.  We can not assure the successful result of fund raising.  As such, we may not execute our initial business strategy or plan as expected, and furthermore, our competitors may stand in a better position than us, which results in an adverse effect on our business, although we believe that currently, even without such funds, we can still run a healthy business within our already occupied markets.

Critical Accounting Policies

In preparing our financial statements, we make estimates, assumptions and judgments that can have a significant impact on our net revenue, operating income or loss and net income or loss, as well as on the value of certain assets and liabilities on our balance sheet. We believe that the estimates, assumptions and judgments involved in the accounting policies described below have the greatest potential impact on our financial statements, so we consider these to be our critical accounting policies. Senior management has discussed the development and selection of these critical accounting policies and their disclosure in this Report with the Audit Committee of our Board of Directors.  We believe the following critical accounting policies involve the most complex, difficult and subjective estimates and judgments: revenue recognition; allowance for doubtful accounts; income taxes; stock-based compensation; asset impairment.

Revenue Recognition

In accordance with generally accepted accounting principles ("GAAP") in the United States, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collection of the resulting receivable is reasonably assured. Noted below are brief descriptions of the product or service revenues that the Company recognizes in the financial statements contained herein.

Sale of goods

Revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as advances from customers.

Rendering of services

When the provision of services is started and completed within the same accounting year, revenue is recognized at the time of completion of the services.

When the provision of services is started and completed in different accounting year, revenue is recognized using the percentage of completion method.

Amounts collected prior to satisfying the above revenue recognition criteria are included in deferred revenue.

Allowance for doubtful accounts

We maintain an allowance for doubtful accounts to reduce amounts to their estimated realizable value. A considerable amount of judgment is required when we assess the realization of accounts receivables, including assessing the probability of collection and the current credit-worthiness of each customer. If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, an additional provision for doubtful accounts could be required. We initially record a provision for doubtful accounts based on our historical experience, and then adjust this provision at the end of each reporting period based on a detailed assessment of our accounts receivable and allowance for doubtful accounts. In estimating the provision for doubtful accounts, we consider: (i) the aging of the accounts receivable; (ii) trends within and ratios involving the age of the accounts receivable; (iii) the customer mix in each of the aging categories and the nature of the receivable; (iv) our historical provision for doubtful accounts; (v) the credit worthiness of the customer; and (vi) the economic conditions of the customer's industry as well as general economic conditions, among other factors.

Income taxes

We account for income taxes in accordance with SFAS No. 109, ACCOUNTING FOR INCOME TAXES. SFAS 109 prescribes the use of the liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. We then assess the likelihood that our deferred tax assets will be recovered from future taxable income and to the extent we believe that recovery is not likely, we establish a valuation allowance. To the extent we establish a valuation allowance, or increase or decrease this allowance in a period, we increase or decrease our income tax provision in our statement of operations. If any of our estimates of our prior period taxable income or loss prove to be incorrect, material differences could impact the amount and timing of income tax benefits or payments for any period.

The Company operates in several countries. As a result, we are subject to numerous domestic and foreign tax jurisdictions and tax agreements and treaties among the various taxing authorities. Our operations in these jurisdictions are taxed on various bases: income before taxes, deemed profits and withholding taxes based on revenue. The calculation of our tax liabilities involves consideration of uncertainties in the application and interpretation of complex tax regulations in a multitude of jurisdictions across our global operations.

We recognize potential liabilities and record tax liabilities for anticipated tax audit issues in the U.S. and other tax jurisdictions based on our estimate of whether, and the extent to which, additional taxes will be due. The tax liabilities are reflected net of realized tax loss carry forwards. We adjust these reserves upon specific events; however, due to the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is different from our current estimate of the tax liabilities. If our estimate of tax liabilities proves to be less than the ultimate assessment, an additional charge to expense would result. If payment of these amounts ultimately proves to be less than the recorded amounts, the reversal of the liabilities would result in tax benefits being recognized in the period when the contingency has been resolved and the liabilities are no longer necessary.

Changes in tax laws, regulations, agreements and treaties, foreign currency exchange restrictions or our level of operations or profitability in each taxing jurisdiction could have an impact upon the amount of income taxes that we provide during any given year.

Asset Impairment

We periodically evaluate the carrying value of other long-lived assets, including, but not limited to, property and equipment and intangible assets, when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flows from such asset is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Significant estimates are utilized to calculate expected future cash flows utilized in impairment analyses. We also utilize judgment to determine other factors within fair value analyses, including the applicable discount rate.

Results of Operations for the year Ended December 31, 2007

During the year 2007, we recorded revenue of $6,083,671 as compared to $1,449,969 of year 2006, an increase of $4,633,702 or 320%.  The sharp increase of revenue is mainly contributed to more acceptances of our products and services.  In addition, with the fund support, we are able to expand to more geographic areas.

Cost of sales increased to $3,916,360 during year 2007 from $954,212 during year 2006, an increase of $2,962,148 or 310%. This increase is mainly contributed from the increase in sales of the Company’s products and services.

The gross profit increased from $495,757 in 2006 to $2,167,311 in year 2007.  The increase is due to the increase of revenue.

Selling, general and administrative expenses were $718,698 in 2007 as compared to $1,029,167 in 2006, a decrease of $310,469 or 30%.  The decrease is mainly due to the expenses related to reverse take-over happened in 2006 while no such expenses happened in 2007.

Depreciation and amortization expenses increased by 566% or $132,673 to $156,112 in year 2007 as compared to year 2006.  The increase is mainly attributed to the increase of equipments used for current business and future expansion purposes.

We recorded operation gain of $1,292,501 in year 2007 as compared to loss of $556,849 in year 2006.  This is mainly due to the big gross profit earned in year 2007.

Other income/(expenses) recorded other expense of beneficial conversion feature of $6,576,294 and other income of change in derivative liability of $3,899,379 in year 2007 which were resulted from convertible notes issued in December of 2007.

Net loss recorded $1,327,907 in year 2007 as compared to $530,338 in year 2006.  The loss in 2007 was mainly due to the other expenses incurred in 2007.

Liquidity and Capital Resources

Cash provided by operating activities were $659,482 during year 2007 as compared to cash provided in operating activities of $398,099 for the year 2006.  Cash provided in operating activities mainly consisted of beneficial conversion feature and change in derivative liability of $2,676,915, depreciation and amortization of $156,112, amortization of debt discount of $46,296, reserve for inventory obsolesce of $67,104, issuance of shares for services of $51,000, decrease of prepaid expenses of $160,275 and increase of accounts payable and other current liabilities of $177,258, partially offset by an increase in accounts receivable of $170,975, an increase in inventories of $124,902, an increase in advances to suppliers of $1,051,696 and net loss of $1,327,907.  Cash provided from operating activities in 2006 consisted of shares issued lieu of expense related to reverse take-over of $812,000, depreciation of $23,439, inventory provision of $19,668, the decrease in accounts receivable of $289,463, and the decrease in advance to suppliers of $94,836; offset by the net loss of $530,338, the increase in inventories of $2,541, an increase in prepaid expenses of $122,143, and decrease in accounts payable, deferred revenue, and accrued and other current liabilities in aggregate amount of $186,285.

Cash flows used in investing activities were $1,412,302 for the year 2007 as compared to $439,624 for year 2006.  Cash used in investing activities consisted of purchase of property and equipment.

Cash flows provided by financing activities were $4,566,033 for year 2007 as compared to $1,000,000 for year 2006.  Cash provided from the financing activities in year 2007 consisted of proceeds from subscription of convertible debt of $4,556,033 and proceeds from related parties of $10,000.  Cash provided from the financing activities in year 2006 represented the cash from subscription of common stocks.

Foreign currency translation effect on cash was $45,136 in year 2007 as compared to $37,252 for year 2006.

RECENT FINANCING

On December 21, 2007, China VoIP & Digital Telecom Inc., a Nevada corporation, (the "Company"), entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with an accredited institutional investor ( the "Investor"). The aggregate purchase price was $5,000,000 and the investment was as follows:

* $5,000,000 of 8.75% Senior Secured Convertible Notes (the "Notes") convertible into Company common stock at the Average Market Price (the "AMP") as of the day immediately preceding the closing date (the "Conversion Price"), defined as $.5627. The Notes will have a maturity date of 3 years from closing which can be extended by the Investor in its sole discretion for up to 2 additional years. The Company can make interest payments in cash or registered stock at the Company's option. If paid in stock, the price used will be 85% of the AMP (the "Payment-in-Stock Price"). The stock component of interest payment will be limited to 20% of the dollar value traded over the previous month.

The Notes will be senior secured obligations of the Company and will be secured by a first priority perfected security interest in all of Company and its subsidiaries, assets, and capital stock. The Company will not be permitted to incur additional indebtedness without the Investors prior written consent.

The Investor may request that the Company repurchase up to 1/3rd of the Initial Investment amount on each of 12th and 24th month anniversaries of the closing (together the "First Redemption Option", "Second Redemption Option", "First Redemption Date" and "Second Redemption Date", respectively). If however, the arithmetic average of the closing price of the common stock in each 30 day period following the effectiveness of the registration statement until the First Redemption Date has been greater than 125% of the initial Conversion Price and the dollar trading volume during the same 30 day period has been greater than $3.0 million, then the Investor will waive its first Redemption option. If the same conditions outlined above are met in any six months between the First Redemption Date and the Second Redemption Date, the Investor will waive its Second Redemption Option.

After one year following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), the Company will have the option to prepay the Notes at the greater of (i) 125% of the equity value and (ii) 125% of the issue price plus accrued and unpaid interest. Upon being irrevocably notified by the Company of the Company's desire to exercise the Company Optional Redemption (as defined in the Notes), the Investor will determine the date of the actual prepayment not to exceed 75 business days following the receipt of the notice. If the Company exercises the Company Optional Redemption it will issue the Investor 55% 5-year warrant coverage with a strike price equal to the strike price of the existing warrants (the "Prepayment Warrants").

Other than their relationship as a result of the Securities Purchase Agreement, there is no material relationship between the Company and any of the Investors.

The Investor received three series of warrants, titled Series A Warrant, Series B Warrant, Series C Warrant (collectively the "Warrants"). The Warrants are exercisable at price per share of $.5627 and are subject to economic anti-dilution protection. The Series A Warrant is exercisable for 8,885,730 shares of the Company's common stock and expires the date eighty four (84) months after the earlier of (A) such time as all of the Registrable Securities (as defined in the Registration Rights Agreement) are available for resale pursuant to an effective Registration Statement and (B) two (2) years after December 21, 2007 . The Series B Warrant is exercisable for 6,220,011 shares of the Company's common stock and expires on the date on which the Notes issued pursuant to the Securities Purchase Agreement are no longer issued and outstanding . The Series C Warrant is exercisable for 6,353,297 shares of the Company's common stock and expires on the date sixty (60) months after the first time the Company elects a Company Optional Redemption.

Also on December 21, 2007, the Company executed a Registration Rights Agreement, which requires the Company to file a Registration Statement registering:

* all of the shares of Company common stock issuable upon conversion in full of the Notes;
* the Common Stock issuable upon exercise of the Warrants;

The Registration Statement must be filed not later than 45 days after the date of the Registration Rights Agreement and be declared effective not later than 120 days after the date thereof. In the event that either of these deadlines has not been met, the Company is to pay cash delay payments equal to 2% per month which shall apply retrospectively from 90 days following closing. If and when shares become freely tradeable without any restriction so as to render the traditional registration statement unnecessary, registration delay penalties, if any will cease to accrue. For avoidance of doubt, Investor counsel will determine if this condition is met. If there is no SEC review, the Company will take the required actions to have the registration statement declared effective immediately.

The Company intends to comply fully with its registration obligations under the Registration Rights Agreement. The Company believes that it will be able to meet the deadlines with respect to the filing date and the effective date, but it can not provide any assurance in this regard. If the Company were to default on any of its registration obligations, the proceeds available to it under the Securities Purchase Agreement could be substantially reduced.

The foregoing descriptions do not purport to be a complete description of the terms of the documents.

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheet

2

Consolidated Statements of Operations

3

Consolidated Statements of Cash Flow

4

Consolidated Statements of Changes in Stockholders’ Equity

5

Notes to Consolidated Financial Statements

6-20

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of

China Voip & Digital Telecom Inc. and Subsidiary:

We have audited the accompanying consolidated balance sheet of China Voip & Digital Telecom Inc. and Subsidiary as of December 31, 2007, and the related consolidated statements of operation, stockholders' equity, and cash flows for the years ended December 31, 2007 and 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of China Voip & Digital Telecom Inc. and Subsidiary as of December 31, 2007, and the consolidated results of their operations and their consolidated cash flows for the years ended December 31, 2007 and 2006, in conformity with U.S. generally accepted accounting principles.

The Company’s consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The company has accumulated deficit of $1,612,129 at December 31, 2007 including a net loss of $1,327,907 and $530,338 for the years ended December 31, 2007 and 2006. These factors as discussed in Note 17 to the financial statements, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 17. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kabani & Company, Inc.

Certified Public Accountants

Los Angeles, California

January 27, 2008

CHINA VOIP & DIGITAL TELECOM, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
December 31, 2007

Assets
Current assets
Cash and cash equivalents	$5,346,165
Accounts receivable	174,641
Advance to suppliers	1,109,350
Inventories - net	148,548
Other current assets	79,680
Total Current Assets	6,858,384

Fund Raising Fee	443,967

Property & Equipment - net	1,876,477

Intangible Assets - net	6,388

Total Assets	$9,185,216

Liabilities & Stockholders' Equity
Current Liabilities
Accounts payable	$17,166
Warrant Liability	7,676,915
Accrued expenses and other current liabilities	317,582
Due to related party	20,000
Total Current Liabilities	8,031,663

Long Term Liabilities-Convertible Debt, net	46,296

Stockholders' Equity
Common Stock, part value $.001 per share, 75,000,000 shares authorized; 53,008,000 shares issued and outstanding	53,008
Additional paid-in-capital	3,408,515
Shares to be cancelled	(1,212,000)
Other comprehensive income	241,230
Statutory reserves	228,633
Accumulated deficit	(1,612,129)
Total Stockholders' Equity	1,107,257

Total Liabilities and Stockholders' Equity	$9,185,216

The accompanying notes are an integral part of these consolidated financial statements

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006

Net sales	$6,083,671	$1,449,969
Cost of sales	3,916,360	954,212
Gross profit	2,167,311	495,757

Operating Expenses :
Selling, general and administrative	718,698	1,029,167
Depreciation and amortization	156,112	23,439
Total operating expenses	874,810	1,052,606

Income (Loss) from operations	1,292,501	(556,849)

Other income (expenses)
Interest income	3,575	936
Interest expenses	(26,747)	(4,119)
Subsidy income	50,819	29,856
Beneficial conversion feature	(6,576,294)	-
Change in derivative liability	3,899,379	-
Other income (expense)	28,860	(162)
Total other income (expense)	(2,620,408)	26,511

Net loss	(1,327,907)	(530,338)

Other comprehensive income
Foreign currency translation	186,927	37,252

Net comprehensive loss	$(1,140,980)	$(493,086)

NET LOSS PER COMMON SHARE - BASIC & DILUTED	$(0.02)	$(0.01)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC & DILUTED	51,759,507	50,931,973

The accompanying notes are an integral part of these consolidated financial statements

CHINA VOIP & DIGITAL TELECOM, INC AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006

Cash flows from operating activities:
Net loss	$(1,327,907)	$(530,338)
Adjustments to reconcile net income to net cash
provided by operating activities:
Beneficial conversion feature	6,576,294	-
Change in derivative liability	(3,899,379)	-
Amortization of debt discount	46,296	-
Depreciation and amortization	156,112	23,439
Reserve for inventory obsolesce	67,104	19,668
Issuance of shares for services	51,000	812,000
Changes in operating assets and liabilities:
Accounts receivable	(170,975)	289,463
Inventories	(124,902)	(2,541)
Advances to suppliers	(1,051,694)	94,836
Prepaid expenses and other assets	160,275	(122,143)
Accounts payable	16,482	(115,518)
Deferred revenue	-	(12,765)
Accrued expenses and other current liabilities	160,776	(58,002)
Total Adjustments	1,987,389	928,437
Net cash provided by operating activities	659,482	398,099

Cash flows from investing activities:
Purchase of property and equipment	(1,412,302)	(439,624)

Cash flows from financing activities:
Proceeds from subscription of convertible debt	4,556,033	-
Proceeds from related parties - net	10,000	-
Proceeds from subscription of common stocks	-	1,000,000
Net cash provided by financing activities	4,566,033	1,000,000

Foreign currency translation	45,136	37,252

Net increase in cash and cash equivalents	3,858,349	995,727
	3,858,349
Cash and cash equivalents, beginning balance	1,487,816	492,089

Cash and cash equivalents, ending balance	$5,346,165	$1,487,816

SUPPLEMENTARY DISCLOSURE:

Interest paid	$26,747	$-

Income tax paid	$-	$-

The accompanying notes are an integral part of these consolidated financial statements

CHINA VOIP & DIGITAL TELECOM, INC AND SUBSIDIARY
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

			Additional	Shares		Other		Total
	Common Stock		Paid	to be	Statutory	Comprehensive	Retained Earnings/	Stockholders'
	Shares	Amount	in Capital	Cancelled	Reserves	Income	( Accumulated Deficit)	Equity
Balance December 31, 2005	40,000,000	$414,154	$-	$-	$-	$17,051	$474,750	$905,955

Recapitalization of Jinan on reverse acquisition	10,858,000	(363,296)	335,665	-	-	-	-	(27,631)
Issuance of shares for cash	500,000	500	999,500	-	-	-	-	1,000,000
Issuance of shares for services	400,000	400	811,600	-	-	-	-	812,000
Foreign currency translation	-	-	-	-	-	37,252	-	37,252
Transfer to Statutory Reserve	-	-	-	-	70,859	-	(70,859)	-
Net Loss	-	-	-	-	-	-	(530,338)	(530,338)

Balance December 31, 2006	51,758,000	51,758	2,146,765	-	70,859	54,303	(126,447)	2,197,238

Issuance of shares for services	1,200,000	1,200	1,210,800	-	-	-	-	1,212,000
Shares to be cancelled	-	-	-	(1,212,000)	-	-	-	(1,212,000)
Shares issued in lieu of compensation	50,000	50	50,950	-	-	-	-	51,000
Foreign currency translation	-	-	-	-	-	186,927	-	186,927
Transfer to statutory reserve	-	-	-	-	157,774	-	(157,774)	-
Net loss	-	-	-	-	-	-	(1,327,907)	(1,327,907)

Balance December 31, 2007	53,008,000	$53,008	$3,408,515	$(1,212,000)	$228,633	$241,230	$(1,612,129)	$1,107,257

The accompanying notes are an integral part of these consolidated financial statements

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 GENERAL

China VOIP & Digital Telecom Inc. (“the Company” or “We”), formerly, Crawford Lake Mining, Inc. acquired on August 17, 2006, all of the outstanding capital stock of Jinan YinQuan Technology Co. Ltd. (“Jinan YinQuan”) in exchange for the issuance of 40,000,000 shares of our common stock to the Jinan Shareholders and $200,000. Such shares are restricted in accordance with Rule 144 of the 1933 Securities Act. In addition, as further consideration for the acquisition, Apollo Corporation, the principal shareholder of the Company, agreed to cancel 11,750,000 post-split shares of its outstanding common stock. Based upon same, Jinan YinQuan became our wholly-owned subsidiary.

Jinan YinQuan was established in JiNan in the People’s Republic of China (“the PRC”) in 2001.  The exchange of shares with Jinan YinQuan has been accounted for as a reverse acquisition under the purchase method of accounting since the stockholders of the Jinan YinQuan obtained control of the consolidated entity. Accordingly, the merger of the two companies has been recorded as a recapitalization of Jinan YinQuan, with Jinan YinQuan being treated as the continuing entity. The historical financial statements presented are those of Jinan YinQuan. The continuing company has retained December 31 as its fiscal year end. The financial statements of the legal acquirer are not significant; therefore, no pro forma financial information is submitted.

The Company’s principal activities are developing and sales of computer software and hardware, digital video pictures system; developing and sales of computer network and network audio devices, parts, low value consumables and etc (exclusive of the business not obtained the license).  Currently, the Company is focused on the Voice Over Internet Phone (“VOIP”) technology related business.

NOTE 2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  Our functional currency is the Chinese Renminbi; however the accompanying financial statements have been translated and presented in United States Dollars ($).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Allowance for Doubtful Accounts

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves.

Inventories

Inventories are valued at the lower of cost (determined on a weighted average basis) or market. The Management compares the cost of inventories with the market value and allowance is made for writing down the inventories to their market value, if lower.  As of December 31, 2007, the reserve for obsolescence was $90,882.

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Furniture and Fixtures

5 years

Equipment

5 years

Computer Hardware and Software

5 years

Building

30 years

Intangible Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and the accounting and reporting provisions of APB Opinion No. 30, “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as advances from customers.

The Company recognizes revenue from telecommunications as services are provided. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as deferred revenue.

 Stock-Based Compensation

In December 2004, the FASB issued SFAS No. 123 (revised 2004), ‘‘Share-Based Payment’’ (‘‘SFAS 123R’’), which requires the measurement of all employee share-based payments to employees, including grants of employee stock options, using a fair-value-based method and the recording of such expense in the consolidated statements of operations. In March 2005, the SEC issued Staff Accounting Bulletin No. 107 (“SAB 107”) regarding the SEC’s interpretation of SFAS 123R and the valuation of share-based payments for public companies. The Company has adopted SFAS 123R and related FASB Staff Positions (“FSPs”) as of October 01, 2005 and will recognize stock-based compensation expense using the modified prospective method.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

Earnings Per Share (EPS)

Earnings per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share”. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted EPS is not presented as the Company has no potential dilutive shares outstanding.

Income Taxes

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Segment Reporting

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure about Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. As per SFAS 131, the company operates in two segments based on nature of products and services: Telecommunocations, Sale of equipments and Technical services.

Recently Issued Accounting Standards

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

l  A brief description of the provisions of this Statement

l The date that adoption is required

l The date the employer plans to adopt the recognition provisions of this Statement, if earlier

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

In February 2007, FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. FAS 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted subject to specific requirements outlined in the new Statement. Therefore, calendar-year companies may be able to adopt FAS 159 for their first quarter 2007 financial statements.

The new Statement allows entities to choose, at specified election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. FAS 159 also establishes presentation and disclosure requirements designed to draw comparison between entities that elect different measurement attributes for similar assets and liabilities.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements”. This Statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for the Company’s fiscal year beginning October 1, 2009. Management is currently evaluating the effect of this pronouncement on financial statements.

In March 2008, the FASB issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The new standard also improves transparency about the location and amounts of derivative instruments in an entity’s financial statements; how derivative instruments and related hedged items are accounted for under Statement 133; and how derivative instruments and related hedged items affect its financial position, financial performance, and cash flows. Management is currently evaluating the effect of this pronouncement on financial statements.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”. This Statement replaces SFAS No. 141, Business Combinations. This Statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting (which Statement 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. This Statement also establishes principles and requirements for how the acquirer: a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase and c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141(R) will apply prospectively to business combinations for which the acquisition date is on or after Company’s fiscal year beginning October 1, 2009. While the Company has not yet evaluated this statement for the impact, if any, that SFAS No. 141(R) will have on its consolidated financial statements, the Company will be required to expense costs related to any acquisitions after September 30, 2009.

Foreign Currency Translation

The Company uses the United States dollar ("U.S. dollars") for financial reporting purposes. The Company maintains books and records in their functional currency, being the primary currency of the economic environment in which the operations are conducted. In general, the Company translates the assets and liabilities into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Gain or loss on foreign currency transactions are reflected on the income statement. Gain or loss on financial statement translation from foreign currency are recorded as a separate component in the equity section of the balance sheet, as component of comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income” as a component of shareholders’ equity

For the years ended December 31, 2007 and 2006, the foreign currency translation gain is $186,927 and $37,252 respectively. The accumulated comprehensive foreign currency translation gain amounted to $241,230 as on December 31, 2007.

NOTE 3   PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of China VOIP & Digital Telecom (the “Company”) and its 100% wholly-owned subsidiary Jinan YinQuan Technology Co. Ltd. (“Jinan YinQuan”). All significant inter-company accounts and transactions have been eliminated in consolidation.

NOTE 4   CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

For the year ended December 31, 2007, there was no major customer. For the year ended December 31, 2007, one supplier provided 82% of the cost of sales.  The balance advanced to the supplier as of December 31, 2007 was $992,560.

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents as the same is not covered by insurance.

NOTE 5   ADVANCES TO SUPPLIERS

The Company made prepayments to suppliers to purchase inventory, equipment or services. This amount represents the advances paid by the Company to suppliers of $1,109,350 at December 31, 2007.

NOTE 6   OTHER CURRENT ASSETS

As of December 31, 2007, the other current assets comprise of the following:

Advance to attorney	$50,000
Advances to Staff	24,610
Due from related party	5,070
Total	$79,680

NOTE 7

FUND RAISING FEE

As of December 31, 2007, the Company has fund raising fee amounting to $443,967 associated with issuance of 5 million senior convertible notes. The amount will be amortized with the life time of the senior convertible notes.

Amortization for the next 5 years is as follows :
2008	$147,989
2009	147,989
2010	147,989

Total	$443,967

NOTE 8  PROPERTIES AND EOUIPMENT

The balances of Company property and equipment as of December 31, 2007 are summarized as follows:

Electronic Equipment	$1,506,841
Vehicles	89,664
Office Equipment	9,969
Construction in progress	437,571
2,044,045

Less: Accumulated depreciation	(167,568)

Property and equipment, net	$1,876,477

The depreciation expense for the years ended December 31, 2007 and 2006 was $137,706 and $5,856 respectively.

NOTE 9   INTANGIBLE ASSET

Intangible asset comprised of a set of software acquired from third parties. This set of software is used for the core technology of the Company’s VOIP business.  It is amortized over 5 years. Intangible assets comprised of following at December 31, 2007:

Software	$95,842
Less: amortization	(89,454)
Intangible asset, net	$6,388

Amortization for the next 5 years is as follows :

2008	$6,388

The amortization expense for the years ended December 31, 2007 and 2006 was $18,406 and $17,583 respectively.

NOTE 10 – SENIOR SECURITY NOTE

On December 21, 2007, the Company issued a senior debenture to CASTLERIGG MASTER INVESTMENTS LTD in the amount of $5,000,000 that accrues interest at 8.75% per annum and is due on December 21, 2010. In addition, the Company also issued to CASTLERIGG MASTER INVESTMENTS LTD three series of warrants, titled Series A Warrant, Series B Warrant, Series C Warrant (collectively the “Warrants”) to purchase 21,459,038 shares of the Company’s common stock. The Warrants are exercisable at price per share of $.5627 and are subject to economic anti-dilution protection.  The Series A Warrant is exercisable for 8,885,730 shares of the Company’s common stock and expires the date eighty four (84) months after the earlier of (A) such time as all of the Registrable Securities (as defined in the Registration Rights Agreement) are available for resale pursuant to an effective Registration Statement and (B) two (2) years after December 21, 2007.  The Series B Warrant is exercisable for 6,220,011 shares of the Company’s common stock and expires on the date on which the Notes issued pursuant to the Securities Purchase Agreement are no longer issued and outstanding .  The Series C Warrant is exercisable for 6,353,297 shares of the Company’s common stock and expires on the date sixty (60) months after the first time the Company elects a Company Optional Redemption.

The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to 130% of the Conversion Rate with (i) issuable upon conversion of the Notes, (ii) upon exercise of the Warrants, without taking into account any limitations on the Conversion of the Notes or exercise of the Warrants set forth in the Notes and Warrants, respectively) and (iii) as Interest Shares pursuant to the terms of the Notes. As of December 31, 2007, the Company did not have enough authorized and unissued common stock to reserve 130% shares. This amount is due subject to default .

Per EITF 00-19, paragraph 4, these convertible debentures do not meet the definition of a “conventional convertible debt instrument” since the Company does not have sufficient unissued authorized share capital. The Company is required to increase the authorized share capital which is not within th control of the Company. Therefore, the convertible debenture is considered “non-conventional,” which means that the conversion feature must be bifurcated from the debt and shown as a separate derivative liability.  This beneficial conversion liability was calculated to be $0 at December 31, 2007. In addition, since the Company does not have enough number of unissued authorized shares of common stock, it is assumed that the Company could never have enough authorized and unissued shares to settle the conversion of the warrants into common stock.  Therefore, the warrants issued in connection with this transaction have been reported as liability at December 31, 2007 in the accompanying balance sheet with a fair value of $7,676,915.  The value of the warrant was calculated using the Black-Scholes model using the following assumptions:

	Series A	Series B	Series C
Risk-free interest rate	3%	2.5%	2.85%
Expected life of the warrants	7 years	3 years	6 years
Expected volatility	132.52%	132.52%	132.52%
Expected dividend yield	0%	0%	0%

The fair value of the beneficial conversion feature and the warrant liability will be adjusted to fair value each balance sheet date with the change being shown as a component of net income.

The fair value of the beneficial conversion feature and the warrants at the inception of these convertible debentures were $331,438 and $11,244,857, respectively.  The first $5,000,000 of these discounts has been shown as a discount to the convertible debentures which will be amortized over the term of the debentures and the excess of $6,576,294 has been shown as financing costs in the accompanying statement of operations.

Warrants outstanding at December 31, 2007 and related weighted average price and intrinsic value is as follows:

	Exercise Prices	Total Warrants Outstanding	Weighted Average Remaining Life (Years)	Total Weighted Average Exercise Price	Warrants Exercisable	Weighted Average Exercise Price	Aggregate Intrinsic Value
Series A	0.5627	8,885,730	2.90	0.15	8,885,730	0.15	-
Series B	0.5627	6,220,011	0.87	0.24	6,220,011	0.24	-
Series C	0.5627	6,353,297	1.78	0.17	6,353,297	0.17	-
Total		21,459,038	5.54	0.56	21,459,038	0.56	_

NOTE 11  ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities as of December 31, 2007 are summarized as follows:

2007
Subsidy income	27,344
Interest payable	20,833
Accrued expenses	$54,587
Accrued staff welfare	9,385
Tax payables	127,793
Security deposits	43,330
Others	34,310
Total	$317,582

NOTE 12   DUE TO RELATED PARTY

Due to related party of $20,000 as of December 31, 2007 represents $10,000 payable to former beneficial owner of Crawford Lake Mining Inc. and $10,000 payable to Li Kunwu, the CEO of the Company.  The payables are unsecured, non interest bearing and payable on demand.

NOTE 13  STATUTORY RESERVES

As stipulated by the Company Law of the People's Republic of China (PRC) executed on 2006, net income after taxation can only be distributed as dividends after appropriation has been made for the following:

1.Making up cumulative prior years' losses, if any;

2.Allocations to the "Statutory surplus reserve" of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company's registered capital;

3.Allocations of 5-10% of income after tax, as determined under PRC accounting rules and regulations, to the Company's "Statutory common welfare fund", which is established for the purpose of providing employee facilities and other collective benefits to the Company's employees; and

4.Allocations to the discretionary surplus reserve, if approved in the shareholders' general meeting.

In accordance with the Chinese Company Law, the company has allocated 10% of its net income after tax to surplus as of December 31, 2007. The amount included in the statutory reserves as of December 31, 2007 amounted to $157,774.

Balances of Statutory reserves as of December 31, 2007 and 2006 are as follows:

December 31, 2007
Net income of operation in PRC	$ 1,577,737
Reserve rate of statutory fund	10%
Amount reserved in 2007	$ 15,777,370

Balance of statutory reserve at December 31, 2006	$ 3,542,900
Change in 2007	157,773.7
Balance of statutory reserve at December 31, 2007	$ 193,203

According to the new Company Law of the People's Republic of China (PRC) executed in 2006, the Company is not required to reserve the “Statutory common welfare fund”. Accordingly, the Company did not reserve the common welfare fund in 2007. The amount in the Statutory common welfare fund as of December 31, 2007 amounted to $35,429.

NOTE 14   STOCKHOLDER’S EQUITY

Pursuant to the term sheet, on July 18, 2007, the Company issued 1.2 million shares to Downshire Capital Inc. and its assigned parties as first installment for financing assistance. While according to the term sheet, $3 million USD should be received by the company before August 15, 2007, otherwise, Downshire Capital and its designed investors need to return the 1.2 million shares and the Registrant will cancel it accordingly.

As of August 21, 2007, Downshire Capital Inc. was not able to complete the financing before closing deadline according to the termsheet signed with the Registrant on July 17,2007. After further negotiation, both parties could not reach further agreement to extend the termsheet and the termsheet was terminated accordingly.  The stock transfer agent of the Company has put restriction on the stock to trade. The Company requested its stock transfer agent to cancel the shares. However, Downshire Capital Inc. did not return the certificates to stock transfer agent as of December 31, 2007. The shares have been classified as “Shares to be cancelled” in the accompanying financial statements.

Note 15  INCOME TAXES

The Company is registered in the State of Navada and has operations in primarily two tax jurisdictions - the PRC and the United States. For the operation in the US, the Company has incurred net accumulated operating losses for income tax purposes The Company believes that it is more likely than not that these net accumulated operating losses will not be utilized in the future. Therefore, the Company has provided full valuation allowance for the deferred tax assets arising from the losses at these locations as of December 31, 2007. Accordingly, the Company has no net deferred tax assets.

The operation in PRC is approved as hi-tech software company, Jinan YinQuan is completely exempt of income tax for the first 2 years up to December 2007 and is 50% exempt of income tax for the next 3 years pursuant to State Tax notice no 2003(82).

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statement of Operations:

	2007	2006
Tax expense (credit) at statutory rate - federal	34%	34%
State tax expense net of federal tax	6%	6%
Valuation allowance	(40%)	(40%)
Foreign income tax - PRC	33%	33%
Exempt from income tax	(33%)	(33%)
Tax expense at actual rate	0%	0%

United States of America

As of December 31, 2007, the Company in the United States had approximately $2,905,645 in net operating loss carry forwards available to offset future taxable income. Federal net operating losses can generally be carried forward 20 years. The deferred tax assets for the United States entities at December 31, 2007 consists mainly of net operating loss carry forwards and were fully reserved as the management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the net deferred tax assets for operation in the US as of December 31, 2007 and 2006.

	2007	2006
Net operation loss carry forward	$ 2,905,645	$ 885,770
Total deferred tax assets	74,525	14,097
Less: valuation allowance	(74,525)	(14,097)
Net deferred tax assets	$ -	$ -

Note 16  OPERATING LEASE

The company leases its office space under an operating lease expiring March 2008.  Total rent expense under this operating lease was approximately $1,467 and $0 during the years ended December 31, 2007 and 2006, respectively. Starting from April 2008, the company’s new building will be ready and the company doesn’t need to incur rent expense. The rent expenses for the next five years after December31, 2007 are as follows:

Year 2008	$3,728
$3,728

NOTE 17   SEGMENT REPORTING

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

During the year ended December 31, 2007 and 2006, the Company is organized into three main business segments: (1) Telecommunications minutes, (2) Equipment Sales and (3) Technical services. There were no transactions between segments. The following table presents a summary of operating information and certain year-end balance sheet information for the years ended December 31, 2007 and 2006:

	Years ended
	2007	2006
Revenues from unaffiliated customers:
Telecommunication	$ 4,485,713	$ 966,815
Equipment sales	486,181	483,154
Technical services	1,111,777	-
Consolidated	$ 6,083,671	$ 1,449,969

Operating income (loss):

Telecommunication	$ 704,300	$ 286,212
Equipment sales	25,991	20,288
Technical services	769,204	-
Corporation (1)	(7,227,256)	(863,349)
Consolidated	$(5,727,761)	$ (556,849)

Net income (loss) before taxes:
Telecommunication	$ 740,625	$ 310,968
Equipment sales	27,332	22,043
Technical services	808,878	-
Corporation (1)	(7,248,089)	(863,349)
Consolidated	$ (5,671,254)	$ (530,338)

Identifiable assets:
Telecommunication	$ 8,723,801	$ 1,570,337
Equipment sales	17,448	784,757
Technical services	-	-
Consolidated	$ 8,741,249	$ 2,355,794

Depreciation and amortization
Telecommunication	$ 156,112	$ 23,439

Capital contribution
Telecommunication	$ 1,412,302	$ 439,624

(1). Unallocated loss from Operating income (loss) and Net income (loss) before taxes are primarily related to general corporate expenses.

Note 17

Going concern

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the company as a going concern.  However, the Company has an accumulated deficit of $1,612,129 as of December 31, 2007 including losses of $1,327,907 and $530,338 for the years ended December 31, 2007 and 2006, and the Company's operations do not generate sufficient cash to cover its operating costs.  In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and succeed in its future operations, The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken certain restructuring steps to provide the necessary capital to continue its operations. These steps included: 1) acquire profitable operations through issuance of equity instruments; and 2) to continue actively seeking additional funding and restructure the acquired subsidiaries to increase profits and minimize the liabilities.

CHINA VOIP & DIGITAL TELECOM, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
(UNAUDITED)
September 30, 2007

Assets
Current Assets
Cash and cash equivalents	$828,258
Accounts receivable	322,210
Inventories, net	195,574
Advance to suppliers	686,862
Loan receivables	143,663
Other current assets	112,280
Total Current Assets	2,288,847

Property & Equipment – net	1,465,641

Intangible Assets – net	10,879

Total Assets	$3,765,367

Liabilities & Stockholders' Equity
Current Liabilities
Short-term loan	$266,042
Accrued expenses and other current liabilities	346,851
Due to related party	10,000
Total Current Liabilities	622,893

Stockholders' Equity
Common Stock, part value $.001 per share, 75,000,000 shares authorized; 52,958,000 shares issued and 51,758,000 shares outstanding	52,958
Additional paid-in-capital	3,357,565
Shares to be cancelled	(1,212,000)
Other comprehensive income	144,662
Statutory reserves	192,808
Retained earnings	606,482
Total Stockholders' Equity	3,142,475

Total Liabilities and Stockholders' equity	$3,765,367

The accompanying notes are an integral part of these unaudited consolidated financial statements

1

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE AND NINE MONTH PERIODS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

	Three month periods ended		Nine month periods ended
	September 30,		September 30,
	2007	2006	2007	2006

Net sales	$1,899,854	$152,329	$4,155,855	$889,602
Cost of sales	1,175,312	94,633	2,964,774	579,628
Gross profit	724,542	57,696	1,191,081	309,974

Operating expenses
Selling, general and administrative	116,266	68,922	290,587	133,840
Depreciation and amortization	42,308	5,848	87,029	16,859
Total operating expenses	158,574	74,770	377,616	150,699

Income (Loss) from operations	565,968	(17,074)	813,465	159,275

Other income (expenses)
Interest income	10,569	103	13,755	374
Interest expenses	-	(1,535)	-	(2,538)
Subsidy income	16,236	33	27,743	18,156
Other expenses	(1)	(53)	(85)	(162)
Total other income (loss)	26,804	(1,452)	41,413	15,830

Net income (loss)	592,772	(18,526)	854,878	175,105

Other comprehensive gain
Foreign currency translation gain	76,486	11,725	90,359	21,081

Net comprehensive income (loss)	$669,258	$(6,801)	$945,237	$196,186

Net earnings per common shares outstanding – basic and diluted	$0.01	$0.00	$0.02	$0.00

Weighted average common shares outstanding – basic and diluted	52,088,882	45,310,978	52,088,882	41,789,780

The accompanying notes are an integral part of these unaudited consolidated financial statements

2

CHINA VOIP & DIGITAL TELECOM, INC AND SUBSIDIARY
CONSOLIDATED CASH FLOW STATEMENTS
FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

	2007	2006
Cash flows from operating activities:
Net income	$8454,878	$175,105
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	87,029	16,859
Changes in operating assets and liabilities:	-
Accounts receivable	(318,854)	(21,935)
Inventories	(107,352)	(33,542)
Advances to suppliers	(659,300)	56,725
Loan receivables and other current assets	(13,930)	(205,941)
Accounts payable	-	98,809
Deferred revenue	-	323
Accrued expenses and other current liabilities	185,378	(20,801)
Total Adjustments	(827,029)	(109,503)
Net cash provided by operating activities	27,849	65,602

Cash flows from investing activities:
Purchase of property and equipment	(985,580)	(360,132)

Cash flows from financing activities:
Proceeds on short-term loan	260,561	126,443

Foreign currency translation	37,612	21,082

Net increase in cash and cash equivalents	(659,558)	(147,005)

Cash and cash equivalents, beginning balance	1,487,816	492,089

Cash and cash equivalents, ending balance	$828,258	$345,084

SUPPLEMENTARY DISCLOSURE:

Interest paid	$-	$1,003
Income tax paid	$-	$-

The accompanying notes are an integral part of these unaudited consolidated financial statements

3

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1 GENERAL

China VOIP & Digital Telecom Inc. (“the Company” or “We”), formerly, Crawford Lake Mining, Inc. acquired on August 17, 2006, all of the outstanding capital stock of Jinan YinQuan Technology Co. Ltd. (“Jinan YinQuan”) in exchange for the issuance of 40,000,000 shares of our common stock to the Jinan Shareholders and $200,000. Such shares are restricted in accordance with Rule 144 of the 1933 Securities Act. In addition, as further consideration for the acquisition, Apollo Corporation, the principal shareholder of the Company, agreed to cancel 11,750,000 post-split shares of its outstanding common stock. Based upon same, Jinan YinQuan became our wholly-owned subsidiary.

Jinan YinQuan was established in JiNan in the People’s Republic of China (“the PRC”) in 2001.  The exchange of shares with Jinan YinQuan has been accounted for as a reverse acquisition under the purchase method of accounting since the stockholders of the Jinan YinQuan obtained control of the consolidated entity. Accordingly, the merger of the two companies has been recorded as a recapitalization of Jinan YinQuan, with Jinan YinQuan being treated as the continuing entity. The historical financial statements presented are those of Jinan YinQuan. The continuing company has retained December 31 as its fiscal year end. The financial statements of the legal acquirer are not significant; therefore, no pro forma financial information is submitted.

The Company’s principal activities are developing and sales of computer software and hardware, digital video pictures system; developing and sales of computer network and network audio devices, parts, low value consumables and etc (exclusive of the business not obtained the license).  Currently, the Company is focused on the Voice Over Internet Phone (“VOIP”) technology related business.

NOTE 2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Information

The accompanying unaudited consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission for the presentation of interim financial information, but do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. The unaudited financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 2006. Operating results for the three month and nine month periods ended September 30, 2007 are not necessarily indicative of the results that may be expected for the year ended December 31, 2007.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  Our functional currency is the Chinese Renminbi; however the accompanying financial statements have been translated and presented in United States Dollars ($).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

4

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Inventories

Inventories are valued at the lower of cost (determined on a weighted average basis) or market. The Management compares the cost of inventories with the market value and allowance is made for writing down the inventories to their market value, if lower.  As of September 30, 2007, the reserve for obsolenscence was $20,429.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as advances from customers.

The Company recognizes revenue from telecommunications as services are provided. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as deferred revenue.

Earnings Per Share (EPS)

Earnings per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share”. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted EPS is not presented as the Company has no potential dilutive shares outstanding.

Income Taxes

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company is approved as hi-tech software company, the company is completely exempt of income tax for the first 2 years up to December 2007 and is 50% exempt of income tax for the next 3 years pursuant to State Tax notice no. [2003] 82.

Segment Reporting

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure about Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. As per SFAS 131, the company operates in two segments based on nature of products and services: Telecommunocations, Sale of equipments and Technical services.

Recently Issued Accounting Standards

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by

5

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

A brief description of the provisions of this Statement

●

The date that adoption is required

●

The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

●

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

In February of 2007 the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115.”  The statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  The statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  The company is analyzing the potential accounting treatment.

Foreign Currency Translation

The Company uses the United States dollar ("U.S. dollars") for financial reporting purposes. The Company maintains books and records in their functional currency, being the primary currency of the economic environment in which the operations are conducted. In general, the Company translates the assets and liabilities into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Gain or loss on foreign currency transactions are reflected on the income statement. Gain or loss on financial statement translation from foreign currency are recorded as a separate component in the equity section of the balance sheet, as component of comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income” as a component of shareholders’ equity

As of September 30, 2007, the accounts of Jinan YinQuan were maintained and expressed in the Chinese Yuan Renminbi (CNY). The consolidated financial statements of the Company were translated into United States Dollars (USD) in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation," with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the exchange rate on the balance sheet date, stockholder's equity are translated at the historical rates and statement of operations items are translated at the weighted average exchange rate for the year. For the nine month periods ended September 30, 2007 and 2006, the foreign currency translation gain is $90,359 and $21,081 respectively. The accumulated comprehensive foreign currency translation gain amounted to $144,662 as on September 30, 2007.

NOTE 3   PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of China VOIP & Digital Telecom (the “Company”) and its 100% wholly-owned subsidiary Jinan YinQuan Technology Co. Ltd. (“Jinan YinQuan”). All significant inter-company accounts and transactions have been eliminated in consolidation.

6

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 4   CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

For the nine months ended September 30, 2007, one customer provided 6% of the net revenues and one supplier provided 79% of the cost of sales.  The balance receivable as of September 30, 2007 from this customer was $128,225. The balance advanced to the supplier as of September 30, 2007 was $265,669.

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents as the same is not covered by insurance.

NOTE 5   ADVANCES TO SUPPLIERS

The Company made prepayments to suppliers to purchase inventory, equipment or services. This amount represents the advances paid by the Company to suppliers of $686,862 at September 30, 2007.

NOTE 6   LOAN RECEIVABLES

As of September 30, 2007, the Company had a loan receivable amounted to $133, 021 with unsecured, 8% annual interest rate bearing and due on November 30, 2007.  Interest income of the said loan for the nine month periods ended September 30, 2007 and 2006 was $10,451 and $0, respectively.

As of September 30, 2007, the Company had a loan receivable amounted to $10,642, which was unsecured, non-interest bearing and payable on demand.

NOTE 7   OTHER CURRENT ASSETS

As of September 30, 2007, the other current assets comprise of the following:

Advances to Staff	37,688
Prepaid expense	40,171
Others	34,421
Total	112,280

NOTE 8   PROPERTIES AND EOUIPMENT

The balances of Company property and equipment as of September 30, 2007 are summarized as follows:

Electronic Equipment	1,041,353
Vehicles	87,237
Office Equipment	9,699
Construction in progress	425,726
1,564,015

Less: Accumulated depreciation	(98,374)

Property and equipment, net	$1,465,641

The depreciation expense for the nine month periods ended September 30, 2007 and 2006 was $73,330 and $4,391 respectively. The depreciation expense for the three month periods ended September 30, 2007 and 2006 was $37,742 and $1,692 respectively.

7

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 9   INTANGIBLE ASSET

Intangible asset comprised of a set of software acquired from third parties. This set of software is used for the core technology of the Company’s VOIP business.  It is amortized over 5 years.

2007

Software	$93,248
Less: amortization	(82,369)
Intangible asset, net	$10,879

Amortization for the next 5 years is as follows :-

2007	$4,566
2008	6,313
$10,879

The amortization expense for the nine month periods ended September 30, 2007 and 2006 was $13,699 and $12,468 respectively. The amortization expense for the three month periods ended September 30, 2007 and 2006 was $4,566 and $4,156 respectively.

NOTE 10   SHORT TERM LOAN

Principal	Interest rate (Per annum)	Due Date	Time period	Secured by
$ 266,042	8.694%	Nov 2007	Six months	Jinan Development Zone Security Co., Ltd.

The loan was borrowed from JiNan City Commercial Bank.

NOTE 11  ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities as of September 30, 2007 are summarized as follows:

2007

Accrued expenses	$37,500
Accrued staff welfare	9,211
Tax payables	200,868
Security deposits	40,146
Advances from customers	40,220
Others	18,906
Total	$346,851

NOTE 12   DUE TO RELATED PARTY

Due to related party of $10,000 as of September 30, 2007 represents payable to former beneficial owner of Crawford Lake Mining Inc.  This payable is unsecured, non interest bearing and payable on demand.

8

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 13   SEGMENT REPORTING

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

During the nine months ended September 30, 2007 and 2006, the Company is organized into three main business segments: (1) Telecommunications minutes, (2) Equipment Sales and (3) Technical services. The following table presents a summary of operating information and certain year-end balance sheet information for the nine months ended September 30, 2007 and 2006:

	Nine month periods ended
	9/30/2007	2006
Revenues from unafiliated customers:	(Unaudited)	(Unaudited)
Telecommunication	$ 3,074,260	$ 481,333
Equipment sales	387,912	408,269
Technical services	479,580	-
Consolidated	$ 3,941,752	$ 889,602

Operating income (loss):
Telecommunication	$ 414,085	$ 152,215
Equipment sales	20,026	11,230
Technical services	443,394	-
Corporation (1)	(64,040)	(4,170)
Consolidated	$ 813,465	$ 159,275

Net income (loss) before taxes:
Telecommunication	$ 446,854	$ 160,780
Equipment sales	23,892	18,495
Technical services	448,173	-
Corporation (1)	(64,040)	(4,170)
Consolidated	$ 854,878	$ 175,105

Identifiable assets:
Telecommunication	$ 3,632,032	$ 1,572,848
Equipment sales	159,199	50,577
Technical services	-	-
Consolidated	$ 3,791,231	$ 1,623,425

(1). Unallocated loss from Operating income(loss) and Net income(loss) before taxes are primarily related to general corporate expenses.

NOTE 14 STATUTORY RESERVES

As stipulated by the Company Law of the People's Republic of China (PRC) executed on 2006, net income after taxation can only be distributed as dividends after appropriation has been made for the following:

1.

Making up cumulative prior years' losses, if any;

2.

Allocations to the "Statutory surplus reserve" of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company's registered capital;

3.

Allocations of 5-10% of income after tax, as determined under PRC accounting rules and regulations, to the Company's "Statutory common welfare fund", which is established for the purpose of providing employee facilities and other collective benefits to the Company's employees; and

4.

Allocations to the discretionary surplus reserve, if approved in the shareholders' general meeting.

9

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

In accordance with the Chinese Company Law, the company has allocated 10% of its net income after tax to surplus as of September 30, 2007. The amount included in the statutory reserves as of September 30, 2007 amounted to $127,322.

According to the new Company Law of the People's Republic of China (PRC) executed in 2006, the Company is not required to reserve the “Statutory common welfare fund”. Accordingly, the Company did not reserve the common welfare fund subsequent to June 30, 2007. The amount included in the Statutory common welfare fund as of September 30, 2007 amounted to $65,487..

NOTE 15   STOCKHOLDER’S EQUITY

Pursuant to the term sheet, on July 18, 2007, the Company issued 1.2 million shares to Downshire Capital Inc. and its assigned parties as first installment for financing assistance. While according to the term sheet, $3 million USD should be received by the company before August 15, 2007, otherwise, Downshire Capital and its designed investors need to return the 1.2 million shares and the Registrant will cancel it accordingly.

As of August 21, 2007, Downshire Capital Inc.was not able to complete the financing before closing deadline according to the termsheet signed with the Registrant on July 17,2007. After further negotiation, both parties could not reach further agreement to extend the termsheet and the termsheet was terminated accordingly.  The stock transfer agent of the Company has put restriction on the stock to trade. The Company requested its stock transfer agent to cancel the shares. However, Downshire Capital Inc. did not return the certificates to stock transfer agent as of September 30, 2007. The shares have been classified as “Shares to be cancelled” in the accompanying financial statements.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

FORWARD LOOKING STATEMENTS

This quarterly report contains forward-looking statements that involve risks and uncertainties.  We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements. You should not place too much reliance on these forward-looking statements.  Our actual results are likely to differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in this Risk Factors section and elsewhere in this annual report.

Plan of Operation

We were originally incorporated in Nevada on October 18, 2004 as a development stage company named “Crawford Lake Mining, Inc.” in the business of mineral exploration.  On August 17, 2006, we entered in an agreement with Jinan YinQuan Technology Co., Ltd., a Chinese registered company.  Upon the effectiveness of the Acquisition, the Company succeeded to the business of Jinan YinQuan, which will be continued as its sole line of business. Accordingly, the Company has changed its name to China VoIP & Digital Telecom Inc. and has also changed its symbol to CVDT.

During the next twelve months, we expect to take the following steps in connection with the development of our business and the implementation of our plan of operations:

●

We intend to continue with our marketing strategies to market our NPSoft Switch System in the People's Republic of China. We currently offer our products to 17 cities within the Shandong Province, 3 cities within Zhejiang Province and 1 city in Anhui Province.  Furthermore, our NP Soft Switch system is being tested in 2 other markets.

●

Along with the continued marketing activities of our current products and services, we are also developing other telecommunication technologies in order to complement our VOIP product offering.

●

During the next twelve months, the Company expects to roll out new technologies and also expand into new markets within the People's Republic of China.

●

During the next twelve months, the Company is planning to raise additional US$5-7 million cash to expand our business into other cities of China.  The capital will be used to some or all of the following activities: 1) acquisition of other companies running VoIP business in other provinces of China; 2) purchase of new equipment to satisfy increasing region and customer requirements; 3) marketing and general administrative expenses for new launched regions of China.  We may raise such capital through issuing our common stocks or warrants or convertible bonds.

10

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Our aggressive expansion plan will be replied on such capital support.  We can not assure the successful result of fund raising.  As such, we may not execute our initial business strategy or plan as expected, and furthermore, our competitors may stand in a better position than us, which results in an adverse effect on our business, although we believe that currently, even without such funds, we can still run a healthy business within our already occupied markets.

Critical Accounting Policies

In preparing our financial statements, we make estimates, assumptions and judgments that can have a significant impact on our net revenue, operating income or loss and net income or loss, as well as on the value of certain assets and liabilities on our balance sheet. We believe that the estimates, assumptions and judgments involved in the accounting policies described below have the greatest potential impact on our financial statements, so we consider these to be our critical accounting policies. Senior management has discussed the development and selection of these critical accounting policies and their disclosure in this Report with the Audit Committee of our Board of Directors.  We believe the following critical accounting policies involve the most complex, difficult and subjective estimates and judgments: revenue recognition; allowance for doubtful accounts; income taxes; stock-based compensation; asset impairment.

Revenue Recognition

In accordance with generally accepted accounting principles ("GAAP") in the United States, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collection of the resulting receivable is reasonably assured. Noted below are brief descriptions of the product or service revenues that the Company recognizes in the financial statements contained herein.

Sale of goods

Revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as advances from customers.

Rendering of services

When the provision of services is started and completed within the same accounting year, revenue is recognized at the time of completion of the services.

When the provision of services is started and completed in different accounting year, revenue is recognized using the percentage of completion method.

Amounts collected prior to satisfying the above revenue recognition criteria are included in deferred revenue.

Allowance for doubtful accounts

We maintain an allowance for doubtful accounts to reduce amounts to their estimated realizable value. A considerable amount of judgment is required when we assess the realization of accounts receivables, including assessing the probability of collection and the current credit-worthiness of each customer. If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, an additional provision for doubtful accounts could be required. We initially record a provision for doubtful accounts based on our historical experience, and then adjust this provision at the end of each reporting period based on a detailed assessment of our accounts receivable and allowance for doubtful accounts. In estimating the provision for doubtful accounts, we consider: (i) the aging of the accounts receivable; (ii) trends within and ratios involving the age of the accounts receivable; (iii) the customer mix in each of the aging categories and the nature of the receivable; (iv) our historical provision for doubtful accounts; (v) the credit worthiness of the customer; and (vi) the economic conditions of the customer's industry as well as general economic conditions, among other factors.

Income taxes

We account for income taxes in accordance with SFAS No. 109, ACCOUNTING FOR INCOME TAXES. SFAS 109 prescribes the use of the liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. We then assess the

11

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

likelihood that our deferred tax assets will be recovered from future taxable income and to the extent we believe that recovery is not likely, we establish a valuation allowance. To the extent we establish a valuation allowance, or increase or decrease this allowance in a period, we increase or decrease our income tax provision in our statement of operations. If any of our estimates of our prior period taxable income or loss prove to be incorrect, material differences could impact the amount and timing of income tax benefits or payments for any period.

The Company operates in several countries. As a result, we are subject to numerous domestic and foreign tax jurisdictions and tax agreements and treaties among the various taxing authorities. Our operations in these jurisdictions are taxed on various bases: income before taxes, deemed profits and withholding taxes based on revenue. The calculation of our tax liabilities involves consideration of uncertainties in the application and interpretation of complex tax regulations in a multitude of jurisdictions across our global operations.

We recognize potential liabilities and record tax liabilities for anticipated tax audit issues in the U.S. and other tax jurisdictions based on our estimate of whether, and the extent to which, additional taxes will be due. The tax liabilities are reflected net of realized tax loss carry forwards. We adjust these reserves upon specific events; however, due to the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is different from our current estimate of the tax liabilities. If our estimate of tax liabilities proves to be less than the ultimate assessment, an additional charge to expense would result. If payment of these amounts ultimately proves to be less than the recorded amounts, the reversal of the liabilities would result in tax benefits being recognized in the period when the contingency has been resolved and the liabilities are no longer necessary.

Changes in tax laws, regulations, agreements and treaties, foreign currency exchange restrictions or our level of operations or profitability in each taxing jurisdiction could have an impact upon the amount of income taxes that we provide during any given year.

Asset Impairment

We periodically evaluate the carrying value of other long-lived assets, including, but not limited to, property and equipment and intangible assets, when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flows from such asset is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Significant estimates are utilized to calculate expected future cash flows utilized in impairment analyses. We also utilize judgment to determine other factors within fair value analyses, including the applicable discount rate.

Results of Operations for the Three Month Period Ended September 30, 2007

During the three months ended September 30, 2007, we earned $1,899,854 in revenues as compared to $152,329 during the same period ended in 2006, an increase of $1,747,525 or 1147%.  The sharp increase of revenue is mainly contributed to more acceptances of our products and services.  In addition, with the fund support, we are able to expand to more geographic areas.

Cost of sales increased to $1,175,312 during the three months ended September 30, 2007 from $94,633 during the period ended September 30, 2006, an increase of $1,080,679 or 1142%.  The increase is mainly due to the increase of actual dialing time for all customers.

The gross profit increase from $57,696 during the three months ended September 30, 2006 to $724,542 in the same period of 2007.  The increase is due to the increase of revenue.  The gross margin was 37.9% during the three months ended September 30, 2007, which is comparatively stable as compared to 38.1% during the three months ended September 30, 2006.

Selling, general and administrative expenses were $116,266 during the three month period ended September 30, 2007 as compared to $68,922 for the same period ended in 2006, an increase of $47,344 or 69%.  This increase is primarily due to an increase in marketing activities to further promote the Company’s products and services.  Additionally, $25,290 expenses related to a public company are incurred during the 3 months ended September 30, 2007.

12

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Depreciation and amortization expenses increased by 623% to $42,308 during the three months ended September 30, 2007 as compared to the same period in 2006.  The incrase is mainly attributed to the increase of equipments used for current business and future expansion purposes.

Net gain recorded $592,772 during the three months ended September 30, 2007, representing a $611,298 increase as compared to $(18,526) loss during the same period of 2006.  The increase of net profit is mainly due to the siginificant increase of gross profit netting-off the slight increase of expenses recorded in the three months ended September 30, 2007.

Net comprehensive gain recorded $669,258 during the three months ended September 30, 2007, which is $676,059 increase as compared to $(6,801) loss during the same period of 2006.  The net comprehensive gain during the three months ended September 30, 2007 included $76,486 of foreign currency translation gain.

Results of Operations for the Nine Month Period Ended September 30, 2007

During the nine months ended September 30, 2007, we recorded revenue of $4,155,855 as compared to $889,602 during the same period ended in 2006, an increase of $3,266,253 or 367%.  The sharp increase of revenue is mainly contributed to more acceptances of our products and services.  In addition, with the fund support, we are able to expand to more geographic areas.

Cost of sales increased to $2,964,774 during the nine months ended September 30, 2007 from $579,628 during the period ended September 30, 2006, an increase of $2,385,146 or 411%.  The increase is mainly due to the increase of actual dialing time for all customers which are general in line with the increase of revenue.

The gross profit increase from $309,974 during the nine months ended September 30, 2006 to $1,191,081 in the same period of 2007.  The increase is due to the increase of revenue.  However, the gross margin dropped from 35% to 29% during the nine months ended September 30, 2007. .  It is mainly due to one-off VoIP service, which was related to software service, had relatively high gross margin compared to phone call services.

Selling, general and administrative expenses were $290,587 during the nine month period ended September 30, 2007 as compared to $133,840 for the same period ended in 2006, an increase of $156,747 or 117%. This increase is primarily due to an increase in marketing activities to further promote the Company’s products and services.  Additionally, $63,757 expenses related to a public company are incurred during the 9 months ended September 30, 2007.

Depreciation and amortization expenses increased by 416% or $70,170 to $87,029 during the nine months ended September 30, 2007 as compared to the same period in 2006.  The incrase is mainly attributed to the increase of equipments used for current business and future expansion purposes.

Net gain recorded $854,878 during the nine months ended September 30, 2007, representing a 388% or $679,773 increase as compared to $175,105 during the same period of 2006.  The increase of net profit is mainly due to the increase of gross profit netting-off the increase of expenses recorded in the nine months ended September 30, 2007.

Net comprehensive gain recorded $945,237 during the nine months ended September 30, 2007, which is $749,015 or 382% increase as compared to $196,186 during the same period of 2006.  The net comprehensive gain during the nine months ended September 30, 2007 included $90,359 of foreign currency translation gain.

Liquidity and Capital Resources

Cash provided by operating activities were $27,849 during the nine months ended September 30, 2007 as compared to cash provided in operating activities of $65,602 for the same period in 2006.  Cash provided in operating activities mainly consisted of net income of $854,878, depreciation and amortization of $87,029, and increase of accounts payable and other current liabilities of $185,378, partially offset by an increase in accounts receivable of $318,854, an increase in inventories of $107,352, an increase in advances to suppliers of $659,300 and increase of other current assets of $13,930.  Cash provided by operating activities for the nine months ended September 30, 2006 mainly resulted from net income of $175,105, depreciation and amortization of $16,859, increase of accounts payable and deferred revenue of $99,132, partially offset by increases in accounts receivable, inventories, advance to suppliers and other current assets totaling amount of $204,693, and decrease of other current liabilities of $20,801.

13

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Cash flows used in investing activities were $985,580 for the nine month period ended September 30, 2007 as compared to $360,132 for the same period ended in 2006.  Cash used in investing activities consisted of purchase of property and equipment.

Cash flows provided by financing activities were $260,561 for the nine month period ended September 30, 2007 as compared to $126,443 for the same period ended in 2006.  Cash provided by financing activities represented the proceeds on short term loans.

Foreign currency tranlation were $37,612 for the nine month period ended September 30, 2007 as compared to $21,082 for the same period ended in 2006.

CHINA VOIP & DIGITAL TELECOM, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
(Unaudited)

		September 30, 2007	Pro forma adjustment		Adjusted Pro Forma Amounts
Assets
	Current assets
	Cash and cash equivalents	$828,258	4,556,033	1)	$5,384,291
	Accounts receivable	322,210			322,210
	Advance to suppliers	686,862			686,862
	Inventories - net	195,574			195,574
	Loan receivables	143,663			143,663
	Other current assets	112,280			112,280
	Total Current Assets	2,288,847			6,844,880

	Fund Raising Fee		443,967	1)	443,967

	Property & Equipment - net	1,465,641			1,465,641

	Intangible Assets - net	10,879			10,879

	Total Assets	$3,765,367	5,000,000		$8,765,367

Liabilities & Stockholders' Equity
	Current Liabilities
	Bank loan	$266,042			$266,042
	Accrued expenses and other current liabilities	346,851			346,851
	BCF Liability	-	331,438	2)	331,438
	Warrant Liability	-	11,244,857	2)	11,244,857
	Due to related party	10,000			10,000
	Total Current Liabilities	622,893	11,576,294		12,199,187

	Stockholders' Equity
	Common Stock, part value $.001 per share, 75,000,000 shares authorized; 52,958,000 shares issued and 51,758,000 shares outstanding	52,958			52,958
	Additional paid-in-capital	3,357,565			3,357,565
	Shares to be cancelled	(1,212,000)			(1,212,000)
	Other comprehensive income	144,662			144,662
	Statutory reserves	192,808			192,808
	Retained earnings	606,482	(6,576,294)	3)	(5,969,812)
	Total Stockholders' Equity	3,142,474	(6,576,294)		(3,433,819)

	Total Liabilities and Stockholders' Equity	$3,765,367	5,000,000		$8,765,367

					0

1)	Net cash proceeds of the senior convertible debt
2)	warrant liability and beneficial conversion feature connected with convertible debt
3)	Convertible debt financing cost (difference between the total derivartive (BCF & warrant) liability and the face value of the convertible debt

CHINA VOIP & DIGITAL TELECOM INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Nine month periods ended
	September 30,	Pro forma adjustment		September 30,
	2007			2007

Net sales	$4,155,855			$4,155,855
Cost of sales	2,964,774			2,964,774
Gross profit	1,191,081			1,191,081
	29%
Operating Expenses
Selling, general and administrative	290,587			290,587
BCF expense		6,576,294	3)	6,576,294
Depreciation and amortization	87,029			87,029
Total operating expenses	377,616			6,953,910

Income (Loss) from operations	813,465			(5,762,829)

Other income (expenses)
Interest income	13,755			13,755
Interest expenses	-			-
Subsidy income	27,743			27,743
Other expenses	-85			(85)
Total other income (expenses)	41,413			41,413

Net income (loss)	854,878			(5,721,416)

Other comprehensive gain
Foreign currency translation gain	90,359			90,359

Net comprehensive income (loss)	$945,237			$(5,631,057)

Net earning per common shares outstanding - basic and diluted	$0.02			$0.02

Weighted average common shares outstanding -basic and diluted	52,088,882			52,088,882

3)	Convertible debt financing cost (difference between the total derivartive (BCF & warrant) liability and the face value of the convertible debt

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

 The shares of our common stock being offered for resale by the selling stockholders are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose the entire amount invested in the common stock. Before purchasing any of the shares of common stock, you should carefully consider the following factors relating to our business and prospects. If any of the following risks actually occurs, our business, financial condition or operating results could be materially adversely affected. In such case, the trading price of our common stock could decline and you may lose all or part of your investment. The risks and uncertainties described below are not the only risks facing us.

Risks Related to Our Business

We depend on our key management personnel and the loss of their services could adversely affect our business.

We place substantial reliance upon the efforts and abilities of our executive officers, Li Kinwu, our Chairman, Chief Executive Officer and Chief Financial Officer and Wang Qinghua, our Chief of Technology. The loss of the services of any of our executive officers could have a material adverse effect on our business, operations, revenues or prospects. We do not maintain key man life insurance on the lives of these individuals.

We need to manage growth in operations to maximize our potential growth and achieve our expected revenues and our failure to manage growth will cause a disruption of our operations resulting in the failure to generate revenue.

In order to maximize potential growth in our current and potential markets, we believe that we must expand our manufacturing and marketing operations. This expansion will place a significant strain on our management and our operational, accounting, and information systems. We expect that we will need to continue to improve our financial controls, operating procedures, and management information systems. We will also need to effectively train, motivate, and manage our employees. Our failure to manage our growth could disrupt our operations and ultimately prevent us from generating the revenues we expect.

We may have difficulty raising necessary capital to fund operations as a result of market price volatility for our shares of common stock.

In recent years, the securities markets in the United States have experienced a high level of price and volume volatility, and the market price of securities of many companies have experienced wide fluctuations that have not necessarily been related to the operations, performances, underlying asset values or prospects of such companies. For these reasons, our shares of common stock can also be expected to be subject to volatility resulting from purely market forces over which we will have no control. If our business development plans are successful, we may require additional financing to continue to develop and exploit existing and new technologies and to expand into new markets. The exploitation of our technologies may, therefore, be dependent upon our ability to obtain financing through debt and equity or other means.

We may incur significant costs to ensure compliance with U.S. corporate governance and accounting requirements.

We may incur significant costs associated with our public company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these newly applicable rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

We may never issue dividends.

We did not declare any dividends for the year ended December 31, 2006 and have not declared any dividends to date in 2007. Our board of directors does not intend to distribute dividends in the near future. The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant. There is no assurance that future dividends will be paid, and, if dividends are paid, there is no assurance with respect to the amount of any such dividend.

Future acquisitions may have an adverse effect on our ability to manage our business.

If we are presented with appropriate opportunities, we may acquire complementary technologies or companies. Future acquisitions would expose us to potential risks, including risks associated with the assimilation of new technologies and personnel, unforeseen or hidden liabilities, the diversion of management attention and resources from our existing business and the inability to generate sufficient revenues to offset the costs and expenses of acquisitions. Any difficulties encountered in the acquisition and integration process may have an adverse effect on our ability to manage our business.

We may have difficulty defending our intellectual property rights from infringement resulting in lawsuits requiring us to devote financial and management resources that would have a negative impact on our operating results.

We regard our service marks, trademarks, trade secrets, patents and similar intellectual property as critical to our success. We rely on trademark, patent and trade secret law, as well as confidentiality and license agreements with certain of our employees, customers and others to protect our proprietary rights. We have received trademark and patent protection for certain of our products in the People's Republic of China. No assurance can be given that our patents and licenses will not be challenged, invalidated, infringed or circumvented, or that our intellectual property rights will provide competitive advantages to us. There can be no assurance that we will be able to obtain a license from a third-party technology that we may need to conduct our business or that such technology can be licensed at a reasonable cost.

We have limited business insurance coverage in China.

     The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited business insurance products. As a result, we do not have any business liability or disruption insurance for our operations in China. Any business disruption, litigation or natural disaster may result in substantial costs and diversion of our resources.

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Risks Related to Our Industry

If VoIP technology fails to gain acceptance among mainstream consumers, our ability to grow our business will be limited.

The market for VoIP service is continuing to rapidly evolve. We currently generate most of our revenue from the sale of VoIP services and related products to residential customers. Revenue generated from sales to residential customers will continue to account for most of our revenue for the foreseeable future. We believe that a significant portion of our initial residential customers are early adopters of VoIP technology. However, in order for our business to continue to grow and to become profitable, VoIP technology must gain acceptance among mainstream consumers, who tend to be less technically knowledgeable and more resistant to new technology services. Because potential VoIP customers need to connect additional hardware not required for the use of traditional telephone service, mainstream consumers may be reluctant to use our service. We have shifted our focus of advertising to reach out to the mainstream consumer and increase brand awareness, primarily with new television commercials. However, if mainstream consumers choose not to adopt our technology, our ability to grow our business will be limited.

Regulation of VoIP services is developing and therefore uncertain, and current or future legislative, regulatory or judicial actions could adversely affect our business and expose us to liability.

Our business has developed in an environment largely free from government regulation. However, the United States and other countries have begun to assert regulatory authority over VoIP and are continuing to evaluate how VoIP will be regulated in the future. Both the application of existing rules to us and our competitors and the effects of future regulatory developments are uncertain.

Current or future legislative, judicial or other regulatory actions could have a negative effect on our business. If we become subject to the rules and regulations applicable to telecommunications providers in individual states, we may incur significant litigation and compliance costs, and we may have to restructure our service offerings, exit certain markets or raise the price of our services, any of which could cause our services to be less attractive to customers. In addition, future regulatory developments could increase our cost of doing business and limit our growth.

Our international operations are also subject to regulatory risks, including the risk that regulations in some jurisdictions will prohibit us from providing our services cost-effectively or at all, which could limit our growth. Currently, there are several countries where regulations prohibit us from offering service. In addition, because customers can use our services almost anywhere that a broadband Internet connection is available, including countries where providing VoIP services is illegal, the governments of those countries may attempt to assert jurisdiction over us, which could expose us to significant liability and regulation.

Risks Related to Our Private Placement of Senior Convertible Note and Warrants and this Offering

In order to raise sufficient funds to continue operations, we may have to issue additional securities at prices which may result in substantial dilution to our shareholders.

If we raise additional funds through the sale of equity or convertible debt, current stockholders’ percentage ownership will be reduced. In addition, these transactions may dilute the value of Common Stock outstanding. We may have to issue securities that may have rights, preferences and privileges senior to our Common Stock. We cannot assure that we will be able to raise additional funds on terms acceptable to us, if at all. If future financing is not available or is not available on acceptable terms, we may not be able to fund our future needs, which would have a material adverse effect on our business plans, prospects, results of operations and financial condition.

The shares issuable upon exercise of the Warrants issued to the Castlerigg Master Investments Ltd. are required to be registered with the Commission. We are subject to adverse consequences if the shares are not registered with the Commission within defined time periods.

The Registration Rights Agreement with the Original Note Holder requires us to file a registration statement for the resale of the 317,394 shares issuable upon exercise of the Class A Warrant. The registration statement must be filed within 45 days of December 31, 2007, must be declared effective by the Commission within 120 days, and must remain effective and available for use until earlier of the date the Castlerigg Master Investments Ltd. can sell all of the securities covered by the registration statement without restriction pursuant to Commission Rule 144 and the date all of such securities have been sold pursuant to the registration statement. If we fail to meet the deadlines for the filing or the effectiveness of the registration statement we will be subject to cash delay payments equal to 2% per month which shall apply retroactively from 90 days before closing.

The shares issued to Castlerigg Master Investments Ltd.  upon conversion of the Note are required to be registered with the Commission. We are subject to adverse consequences if the shares are not registered with the Commission within defined time periods.

The Registration Rights Agreement with the Buyer requires us to file a registration statement for the resale of the shares issuable upon conversion of the Note. The registration statement must be filed within 5 days after we receive stockholder approval for the issuance of such shares or exemption from NASDAQ from such requirement, must be declared effective by the Commission within 120 days (or 90 days if there is no review of the registration statement by the Commission), and must remain effective and available for use until earlier of the date all of such securities have been sold pursuant to the registration statement or the second anniversary of the date of the conversion of the Note. If we fail to meet the deadlines for the filing or the effectiveness of the registration statement, we are required to pay monthly liquidated damages of 1% of the outstanding principal amount of the Note plus accrued interest thereon until such failure is cured. The total penalties payable for failure to have a registration statement declared effective are capped at 12%.

Our Common Stock could be subject to extreme volatility.

Our Common Stock is currently traded on OTCBB.  The trading volume of our Common Stock each day is relatively low. Because of this limited liquidity, stockholders may be unable to sell their shares. Moreover, this means that sales or purchases of relatively small blocks of stock can have a significant impact on the price at which our stock is traded. The trading price of our Common Stock has, from time to time, fluctuated widely and may be subject to similar fluctuations in the future. The trading price of our Common Stock may be affected by a number of factors, including events described in the Risk Factors set forth in this prospectus, as well as our operating results, financial condition, public announcements by us, general conditions in the solar cell industry, and other events or factors. In recent years, broad stock market indices, in general, and smaller capitalization companies, in particular, have experienced substantial price fluctuations. In a volatile market, we may experience wide fluctuations in the market price of our Common Stock. These fluctuations may have a negative effect on the market price of our Common Stock.

The influx of additional shares of our Common Stock into the market may create downward pressure on the trading price of our Common Stock.

The initial sale or secondary resale of significant amounts of our Common Stock in the public markets could have an adverse effect on the market price of our Common Stock. As a result, you may lose all or a portion of your investment and we may experience difficulty in selling our equity securities in the future at prices that we deem to be appropriate. This prospectus covers the resale of up to 21,992,000 shares of our Common Stock. Due to the significance of the number of shares being registered, as compared to our presently outstanding shares, the entry of those shares into the public market or the mere expectation of the entry of those shares into the public market, could adversely affect the market price of our Common Stock and could impair our ability to obtain capital through securities offerings.

The significant downward pressure on the market price of our Common Stock that would result from the sale of a significant amount of such shares of Common Stock could also encourage “short sales.” These “short sales” occur when an investor commits to sell a security that he or she does not own at the time such commitment is made, but that the investor hopes to buy in earnest at a lower price in the future before he or she must deliver the security to the counterparty on the original sale. Investors typically engage in short selling when they believe that the price of the underlying security will decline before the time of settlement. In the event of a significant increase in short selling of our Common Stock, other investors may interpret such increase as a sign that the market price of our Common Stock will decline, causing further downward pressure on the market price.

Substantial Voting Power May be Concentrated in the Hands of Certain Stockholders.

Upon conversion of the Note, Castlerigg Master Investments Ltd. would acquire 8,885,730 shares of our Common Stock. This amount equates to approximately 11.84% of our outstanding Common Stock, after giving effect to such issuance and the other transactions contemplated hereby.

As long as the Series A Warrants, Series B Warrants and the Series C Warrants are outstanding, it may limit our ability to raise additional funds.

During the term that the Series A Warrants, Series B Warrants and the Series C Warrants (the “Warrants”) are outstanding, the holders of the Warrants are given the opportunity to profit from a rise in the market price of our Common Stock. In addition, the Warrants are not redeemable by us. We may find it more difficult to raise additional equity capital while the Warrants are outstanding. At any time during which the Warrants are likely to be exercised, we may be able to obtain additional equity capital on more favorable terms from other sources.

Risks Related To Doing Business in China

Adverse changes in political and economic policies of the PRC government could have a material adverse effect on the overall economic growth of China, which could reduce the demand for our services and materially and adversely affect our competitive position.

Our business operations are primarily conducted in China. We also believe that a significant portion of the terminal devices we design are sold to end users in China. Accordingly, our results of operations, financial condition and prospects are subject to a significant degree to the economic, political and legal developments of China. Since the late 1970s, the PRC government has been reforming the economic system in China. These reforms have resulted in significant economic growth. However, we cannot predict the future direction of economic reforms or the effects such measures may have on our business, financial position or results of operations. Any adverse change in the economic conditions in China, in policies of the PRC government or in laws and regulations in China, could have a material adverse effect on the overall economic growth of China and investment in the VoIP industry. Such developments could materially and adversely affect our business, lead to reduction in demand for our services and materially and adversely affect our competitive position.

Our business benefits from certain tax incentives, and changes to these tax incentives could adversely affect our operating results.

 The PRC government has provided various tax incentives to domestic high technology companies, including our PRC subsidiaries, in order to encourage the development of technology companies. Our subsidiaries in China are also entitled to a turnover tax exemption relating to their income derived from any technology development agreement and technical transfer agreement which has been registered with the relevant government authority.

 On March 16, 2007, the National People’s Congress, the Chinese legislature, passed a new tax law, which is scheduled to take effect on January 1, 2008. The new law applies a uniform 25% enterprise income tax rate to both foreign-invested enterprises and domestic enterprises. There are enterprises that have already been established prior to the promulgation of the new law and enjoyed low tax rates according to the provisions of the tax laws and administrative regulations that were in force before the promulgation of the new law. Such enterprises may continue to enjoy the preferential tax treatments within five years after the new law is promulgated, and then gradually transition to the tax rate provided in the new law. Enterprises that enjoy the preferential treatment of tax exemption for a fixed term may continue to enjoy such treatment after the promulgation of the new law until such fixed term expires. However, for enterprises that have not yet started to enjoy the preferential tax treatments due to the fact that they have not been profitable, the term of the preferential tax treatments would start running from the year the new law is promulgated, regardless of whether or not they are profitable on such year. Preferential tax treatments will continue to be granted to entities that conduct businesses in certain encouraged sectors and to entities otherwise classified as “new and high technology enterprise,” whether foreign-invested enterprises or domestic companies. Our subsidiaries’ qualifications are subject to an annual assessment by the relevant government authority in China. Thus, there is no assurance that our subsidiaries in China will continue to receive such or any other preferential tax treatment. If any of these incentives are reduced or eliminated by government authorities in the future, the effective tax rates of our subsidiaries in China and our effective tax rates on a consolidated basis could increase significantly. Any such change could adversely affect our operating results.

Our subsidiaries in China are subject to restrictions on dividend payments, making other payments to us or any other affiliated company and borrowing or allocating tax losses among our subsidiaries.

 We are a holding company incorporated in Nevada. We conduct substantially all of our operations through our subsidiaries in China. Current PRC regulations permit our subsidiaries in China to pay dividends only out of their respective accumulated profits, if any, determined in accordance with PRC accounting standards and regulations. In addition, our subsidiaries in China are each required to set aside at least 10% of their respective accumulated profits each year, if any, to fund certain reserve funds. These reserves are not distributable as cash dividends. In addition, current PRC regulations prohibit inter-company borrowings or allocation of tax losses among our subsidiaries in China. Further, if any of our subsidiaries in China incurs debt on its own behalf in the future, the instruments governing the debt may restrict its ability to pay dividends or make other payments to us.

Fluctuations in exchange rates could result in foreign currency exchange losses.

The value of RMB against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in political and economic conditions. The conversion of RMB into foreign currencies, including U.S. dollars, has been based on rates set by the People’s Bank of China. On July 21, 2005, the PRC government changed its decade-old policy of pegging the value of the Renminbi to the U.S. dollar. Under the new policy, RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. This change in policy has resulted in a greater fluctuation range between Renminbi and the U.S. dollar. For example, the daily fluctuation range between the Renminbi and the U.S. dollar reached 160 basis points, or 0.16%, on September 15, 2006. From July 21, 2005 to June 25, 2007, the Renminbi cumulatively appreciated approximately 8.0% over the U.S.

dollar. While the international reaction to the RMB revaluation has generally been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further and more significant appreciation of the RMB against the U.S. dollar.

 Substantially all of our revenues are denominated in RMB, while a small portion of our cost of revenues is denominated in U.S. dollars. Fluctuations in exchange rates, primarily those involving the U.S. dollar, may affect our cost of revenues and profit margins as well as our net income. In addition, these fluctuations could result in exchange losses and increased costs in RMB terms. Furthermore, as we rely entirely on dividends paid to us by our subsidiaries in China, any significant revaluation of the RMB may have a material adverse effect on the value of, and any dividends payable on our ADSs in foreign currency terms. If we decide to convert RMB we receive from our subsidiaries into U.S. dollars for the purpose of distributing dividends on our ordinary shares or for other purposes, appreciation of the U.S. dollar against the RMB would have a negative effect on the U.S. dollar amount available to us. Very limited hedging transactions are available in China to reduce our exposure to exchange rate fluctuations. To date, we have not entered into any hedging transactions to reduce our exposure to foreign currency exchange risk. In addition, our currency exchange losses may be magnified by China’s exchange control regulations that restrict our ability to convert RMB into U.S. dollars.

Restrictions on currency exchange may limit our ability to receive and use our revenues effectively.

 Because substantially all of our revenues are denominated in RMB, any restrictions on currency exchange may limit our ability to use revenues generated in RMB to fund any business activities we may have outside China or to make dividend payments in U.S. dollars. The principal regulation governing foreign currency exchange in China is the Foreign Currency Administration Rules (1996), as amended. Under these rules, RMB are freely convertible for trade and service-related foreign exchange transactions, but not for direct investment, loan or investment in securities outside China unless the prior approval of the State Administration of Foreign Exchange, or SAFE, is obtained. Although the PRC government regulations now allow greater convertibility of RMB for current account transactions, significant restrictions still remain. For example, foreign exchange transactions under our subsidiaries’ capital account, including principal payments in respect of foreign currency-denominated obligations, remain subject to significant foreign exchange controls and the approval of the State Administration of Foreign Exchange. These limitations could affect our ability to obtain foreign exchange for capital expenditures. We cannot be certain that the PRC regulatory authorities will not impose more stringent restrictions on the convertibility of RMB, especially with respect to foreign exchange transactions.

Uncertainties with respect to the PRC legal system could adversely affect us.

We conduct substantially all of our business through our subsidiaries established in China. Our subsidiaries are generally subject to laws and regulations applicable to foreign investment in China and, in particular, laws applicable to wholly foreign-owned enterprises and Sino-foreign joint ventures. The PRC legal system is based on written statutes. Prior court decisions may be cited for reference but have limited precedential value. Since 1979, PRC legislation and regulations have significantly enhanced the protections afforded to various forms of foreign investments in China. However, since the PRC legal system is still evolving, the interpretations of many laws, regulations and rules are not always uniform and enforcement of these laws, regulations and rules involve uncertainties, which may limit legal protections available to us. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

REPRESENTATIVES OF THE COMPANY’S PRINCIPALS ACCOUNTANTS FOR THE CURRENT AND FOR THE MOST RECENTLY COMPLETED FISCAL YEAR ARE NOT EXPECTED TO BE PRESENT AT THE SECURITY HOLDER’S MEETING AND ARE NOT EXPECTED TO BE AVAILABLE TO RESPOND TO APPROPORIATE QUESTIONS, BUT THE COMPANY’S PRINCIPAL ACCOUNT WILL HAVE THE OPPORTUNITY TO MAKE A STATEMENT REGARDING THIS PROXY IF THEY DESIRE TO DO SO.

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Relationships with corporate partners, providing equity incentives to employees, and payments of stock dividends, stock splits or other recapitalizations.  The Company considers from time to time acquisitions, equity financings, strategic relationships and other transactions as market conditions or other opportunities arise.  Without an increase in the shares of common stock authorized for issuance, the Company might not be able to conclude any such transaction in a timely fashion.

Effect of Increase

If the stockholders approve the proposed amendment, the Board may cause the issuance of additional shares of common stock without further vote of the stockholders of the Company, except as may be required in particular cases by the Company's charter documents, applicable law or the rules of any national securities exchange on which shares of common stock of the Company may then be listed.Under the Company's Articles of Incorporation, the Company's stockholders do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of common stock.  In addition, if the Board elects to cause the Company to issue additional shares of common stock or securities convertible into or exercisable for common stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing stockholders.

The increase in the number of authorized shares of common stock could have an anti-takeover effect, although this is not the intent of the Board in proposing the amendment.  For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors.  As of the date of this Proxy Statement, the Board is not aware of any attempt or  plan to obtain control of the Company.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at  www.sec.gov , that contains reports, proxy statements and other information regarding our company.

CHINA VOIP & DIGITAL TELECOM

Special Meeting of Shareholders

May 19, 2008

2:00 PM Jinan Local Time.

You May Vote by Mail

(see instructions on reverse side)

YOUR VOTE IS IMPORTANT

PROXY

CHINA VOIP & DIGITAL TELECOM, INC.

This Proxy is Solicited on Behalf of the Board of Directors.

Li Kunwu with the power of substitution, is hereby authorized to represent the undersigned at the Special Meeting of Shareholders of CHINA VOIP & DIGITAL TELECOM to be held at RM 508, No. 786 Xinluo Street, High-Tech Industrial Development Zone, Jinan, China on May 19, 2008, at 2:00 PM Jinan Local Time, and to vote the number of shares which the undersigned would be entitled to vote if personally present on the matters listed on the reverse side hereof and in their discretion upon such other business as may properly come before the Special Meeting and any and all adjournments thereof, all as set out in the Notice and Proxy Statement relating to the meeting, receipt of which is hereby acknowledged.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, SIGN AND DATE THIS CARD IN THE SPACES ON THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[SEE REVERSE SIDE ]

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☒ Please mark votes as in this sample.

PROPOSAL ONE:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE INCREASE IN ITS AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000.  THIS PROXY WILL BE VOTED AS YOU DIRECT: IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED “FOR” THESE MATTERS.

2. To increase the Company’s authorized shares of common stock to 200,000,000 shares.

FOR [  ]

AGAINST [  ]

ABSTAIN [  ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ¨

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign your name as it appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature:	Date:
Print Name:

Signature:	Date:
Print Name: